EXHIBIT 10.40*

LICENSE AGREEMENT

between

Ferrari S.p.A.

Via Emilia Est 1163

41100 Modena

Italy

and

Movado Group Inc.

650 From Road -Suite 375

Paramus, N.J. 07652-3556

United States

*

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 7, 13, 19 AND 25 AND SCHEDULE A (PAGES 34 – 35); SCHEDULE C (PAGE 37); SCHEDULE D (PAGE 38); SCHEDULE F (PAGE 42); SCHEDULE H-2 (PAGE 47) AND SCHEDULE J (PAGE 50) AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (“1934 ACT”).

INDEX

1.	Definitions	4
2.	Grant of Rights; Limits	9
3.	Product Plan - Market Forecasts	12
4.	Guaranteed Minimum Payments; Bank Guarantee	12
5.	Royalties	12
6.	Reports	13
7.	Withholding, Charges, Delayed Payments	14
8.	Verifications and Audits	14
9.	Products – Approval Procedure	16
10.	Product Development – Cooperation with Ferrari	18
11.	A&P Activity	18
12.	Supply to Ferrari – Ferrari Points of Sale - Sponsor and/or Suppliers	19
13.	Monitoring and Inspections; Compliance with Law	20
14.	Distribution of Products	21
15.	Product Liability; Insurance	22
16.	Trademarks	23
17.	Copyright and Trademarks Notice – Labels	25
18.	Early Termination	26
19.	Termination with Immediate Effect; Right of Termination	26
20.	Rights and Obligations following Expiry or Termination	27
21.	Notices	29
22.	Miscellaneous	29
23.	Code of Conduct	30
24.	Confidentiality	31
25.	Governing Law and Jurisdiction	32

SCHEDULES

Schedule A	Agreement Conditions

Schedule B	Trademarks

Schedule C	Product Plan

Schedule D	Guaranteed Minimum Payments

Schedule E	Products

Schedule F	Royalties Report

Schedule G	Stock Report

Schedule H - 1	First Demand Bank Guarantee

Schedule H - 2	Amounts and Terms of the First Demand Bank Guarantee

Schedule I	PNF Form

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Schedule J	Insurance Policy

Schedule K	Code of Conduct

Schedule L	Sponsors and Suppliers

Schedule M	Licensee’s Affiliates and Subsidiaries

Schedule N	Trademark Registrations

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THIS LICENSE AGREEMENT (the “Agreement”) is entered into as of the last date set forth on the signature page hereof (the “Effective Date”) by and between

(1)

Ferrari S.p.A., with registered offices at via Emilia Est 1163, P.O. Box 589, 41100 Modena, Italy, VAT No. 00159560366, for the purpose hereof duly represented by Mr. Amedeo Felisa, in his capacity as Chief Executive Officer (hereinafter, referred to as “Ferrari” or the “Licensor”), the party of the one part,

and

(2)

Movado Group Inc., with registered offices at 650 From Road -Suite 375, Paramus, N.J. 07652-3556, United States, for the purpose hereof duly represented by Richard J. Coté in his capacity as President and Chief Operating Officer, (hereinafter, referred to as “MGI” or the “Licensee”), the party of the other part.

WHEREAS

(A)	Ferrari produces high-performance motor cars, known throughout the world and as such has acquired worldwide exceptional reputation and prestige;

(B)	Ferrari is active in the racing car sector and within this context takes part in various championships, foremost among which is the Formula One World Championships;

(C)

Ferrari is holder and owner of a number of registered trademarks and applications for trademark registrations and has the right to grant third parties the right to use such trademarks in connection with a number of products and services;

(D)	Licensee is active in the development, design, manufacture, advertising, promotion and distribution of watches;

(E)	Licensee wishes to develop, produce, promote and market certain products by using the trademarks granted under license by Ferrari;

(F)	Ferrari and Licensee (the “Parties”, each a “Party”) are willing to hereinafter set forth the terms and conditions governing their relationship.

Now therefore, THE PARTIES HEREBY AGREE AS FOLLOW:

1.	Definitions

1.1

In addition to the terms defined in the further Articles of the present Agreement and save if differently and expressly indicated in it, the following terms shall have the following meaning (a singular term shall include, depending on the context, also the plural one and vice versa):

“A&P Activities” shall mean the advertising, promotional, communication, PR, media and/or marketing initiatives or campaigns in connection with the Products.

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“Affiliate(s)” shall mean the Subsidiaries (as defined herein below) of each Party and any entity (including without limitation any individual, corporation and/or other juridical body) that directly or indirectly controls or is under common control with a Party. For purposes of this definition, the term “controls’ (including the correlative meanings of “controlled by” and under “common control with”) means the power, directly or indirectly, to effectively direct or cause the direction of the management and policies of any entity. The current list of Licensee’s Affiliates is attached to this Agreement as Schedule M and any changes to it will be communicated by Licensee from time to time to Ferrari.

“Auditor” shall mean the independent internationally recognized certified public audit firm designated by Ferrari for the purposes of Article 8 which shall be either (i) PricewaterhouseCoopers, (ii) Deloitte Touche Tohmatsu, (ii) KPMG or (iv) Ernst & Young.

“Confidential Information” shall mean any information, data, know how, invention, patented or patentable, and in general any information of technical, industrial, economical, commercial, administrative nature or of any other kind, as well as any drawing, document, IT support or sample, that are not public or publicly available, disclosed by either Party (the “Disclosing Party”) to the other Party (the “Recipient Party”) (and to its Affiliates and/or Representatives as both defined hereunder and/or Distributors) whether orally or in writing, including but not limited to:

(a)

any information, data, prospects, estimates, studies and researches, of whatever nature, related to the management and financial structure, present and future, of the Disclosing Party or its Affiliates;

(b)

any information, data, prospects, estimates, studies and researches, of whatever nature, including the Ferrari Creative Material, related and/or connected to the goods used or of property of the Disclosing Party, to the business activities and to the operative processes which will/shall be used by the Disclosing Party, as well as to the products and/or the services (current or future) produced and/or supplied by the Disclosing Party, including, by means of a mere example, drawings, specifications, techniques, models, data, cad files and any other information and/or documentation relating to the mathematics of any and all products sold or planned for sale by the Disclosing Party, diagrams, flow chart, research, development, processes, procedures, “know-how”, development or marketing techniques and materials, development or marketing timetables, strategies and development plans, including trade names, trademarks, personal names and other information related to customers, suppliers or personnel, pricing policies and financial information, and other information of a similar nature, whether or not reduced to writing or other tangible form, and any other trade secrets or non public business information;

(c)

any information, data, prospects, estimates and studies of whatever nature related to the Disclosing Party’s present or future researches and/or development referring to products sold or planned for sale by the Disclosing Party (of any type and model, actual or future) and any other goods and services of the Disclosing Party;

(d)	any information related to the content of the Agreement and/or any information or materials prepared in connection with work performed under the Agreement

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or any related subsequent agreement;

(e)

all and any information contained in any analysis, studies and/or synthesis, that, as a result of the examination of the Confidential Information, developed by either Party, its Affiliates and/or its Representatives in reference to the present Agreement or in any other circumstances.

Notwithstanding the foregoing, the term “Confidential Information” shall not include any information (i) that was known by the Recipient Party prior to its receipt from the Disclosing Party, or (ii) that becomes generally available to the public otherwise than by a breach of this Agreement by the Recipient Party, or (iii) that is subsequently disclosed to the Recipient Party by a third person or entity which the Recipient Party is not aware is prohibited from disclosing the same by a contractual, fiduciary or other legal obligation to the Disclosing Party, or (iv) that is independently developed by Recipient Party without breach of this Agreement or any use of Confidential Information, or (v) is disclosed by Recipient Party with the prior written approval of Disclosing Party.

“Distributors” shall mean firms under contract with Licensee or any Licensee Affiliate, selling the Products to purchasers for resale by such purchasers either to other such purchasers or to consumers.

“Ferrari Points of Sale” shall mean the (i) stores and shops and Internet sites owned and operated by Ferrari or any Ferrari Affiliate, (ii) stores and shops franchised or licensed by Ferrari or by any Ferrari Affiliate and operating under the Ferrari trade name, (iii) the Ferrari corners in third parties’ stores provided such corners are operated, franchised or licensed by Ferrari or by a Ferrari Affiliate, and (iv) stands, both permanent and temporary, as on the occasion of fairs or events, which are operated under the Ferrari trade name either by Ferrari, any Ferrari Affiliate or any Ferrari franchisee or licensee.

“Ferrari Premises” shall mean the Ferrari factory located in Maranello (Italy), Via Abetone Inferiore n. 4.

“Guaranteed Minimum Payments” shall mean the non-refundable amounts paid by Licensee to Ferrari in every case in relation to the rights granted under the Agreement, pursuant to Schedule D.

“Images” shall mean, for example but shall not be limited to, photographs, still images, designs and drawings related to the world of Ferrari (including in particular the images of the Ferrari cars, both Formula One and Gran Turismo cars, the images of Ferrari employees including the pilots), property of the Licensor and or of third parties.

“Labels” shall mean the official Ferrari anti-counterfeiting labels/tags.

“Net Turnover” shall mean the amounts invoiced or, if not invoiced, the amounts actually received for the Products sold by Licensee. For the purpose of the calculation of the Net Turnover, sales in any currency other than Euros, shall be converted into Euros using the average of the average exchange rate of each month of any quarter as

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reported by the “European Central Bank” (www.ecb.int).

In computing the Net Turnover, a deduction for a maximum of * of the total invoiced amounts may be made for:

•	discounts granted on the basis of quantities and other discounts granted in relation to the sale of Products,

•	discounts granted in relation to the terms of payment,

•	reductions or end-of-season/year sales,

•	discounts for promotion and/or advertising expenses and/or any other form of support to the distribution and/or sale network,

In addition to the foregoing deductions, a deduction may also be made for returns in computing Net Turnover which may not exceed * of the total invoiced amounts. No other deduction shall be made in computing the Net Turnover, save what is expressly provided for in the Agreement. The giving away of Products by Licensee (save for the Products supplied to Ferrari), shall be computed at the normal selling price to the trade applicable at the date the Products are given away in the country of the Territory where the Products are given away, and added in when computing the Net Turnover; provided, however, that notwithstanding the foregoing, Licensee may give away up to * per year of Products and such Products will not be counted in the Net Turnover.

For Products sold through points of sale owned or managed by Licensee or its Affiliates, the relevant price for purposes of determining Net Turnover shall be the actual retail selling price net of VAT and other applicable sales taxes. In such case Licensee shall pay the percentage of Royalties indicated in Schedule A.

Should Licensee invoice to its Subsidiaries or Affiliates, the Net Turnover shall not be computed based on the amount of such invoices but on the amounts invoiced by such Subsidiaries and Affiliates to the first unrelated entity.

“Producers” shall mean specialising firms in the production of the Products and/or components of the Products and/or semi-finished Products and/or Related Materials and/or components of the Related Materials, acting under Licensee’s sole responsibility.

“Product(s)” shall mean the products listed in Schedule E of the Agreement that bear the Trademarks and/or the Images and that are produced and/or distributed and/or sold and/or advertised by Licensee.

“Product Plan” shall mean the product plan attached hereto as Schedule C.

“Related Materials” shall mean any - real or virtual - material developed for use in connection with the Products (for example promotional brochures, packaging or any material used for promotional, marketing and/or advertising activities, in any way associated with the Products).

“Representatives”, shall mean the legal representatives, the officers, directors, the

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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managers, the auditors, employees, the agents, the external auditors, the advisors, attorneys and Affiliates of each Party.

“Reports” shall mean the Royalties and the Stock Reports.

“Royalties Report” shall mean the report edited pursuant to the model provided in Schedule F. It is however understood that Ferrari may – at its sole discretion – modify the format and/or request further information.

“Royalties” shall mean the amounts due to Ferrari according to the Agreement, to be calculated using the criteria indicated in Schedule A.

“Sell off Period” shall mean the period indicated in Schedule A, subsequent to the Term.

“Special Promotions” shall mean the use of the Products as prizes (also in promotional campaigns for “special offers” or “combined selling”), promotional gadgets, promotions, gifts, etc. in order to encourage the sale of products different from the Products or used, for example, but not limited to, for collecting funds in connection with lotteries and/or point campaigns and/or to promote the image, product or activities of third parties or to be included in other products (included editorial and/or collectable products).

“Sponsor” and/or “Supplier” shall mean the sponsors or suppliers who have acquired this qualification under an agreement with Ferrari, the current list of which is attached as Schedule L (updated up to the date of signature of this Agreement), and changes to which Ferrari will communicate from time to time to Licensee.

“Stock Report” shall mean the report edited pursuant to the model contents in Schedule G.

“Subsidiaries” of either Party shall mean any entity (including without limitation any individual, corporation and/or other juridical body) controlled by such Party. The current list of Licensee’s Subsidiaries is attached to this Agreement as Schedule M and any changes to it will be communicated by Licensee from time to time to Ferrari.

“Term” shall have the meaning as indicated in Schedule A of the Agreement.

“Territory” shall mean the geographical area described in Schedule A of the Agreement.

“Trademarks” shall mean the trademarks and the distinctive signs listed in Schedule B and granted by Ferrari for use by Licensee hereunder.

1.2	The recitals and the Schedules hereto are an integral and substantial part of the Agreement defining the intentions of the Parties and determining the respective rights and obligations.

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2.	Grant of Rights; Limits

2.1	Subject to the terms and conditions of the Agreement, Ferrari hereby grants to Licensee, and Licensee accepts:

i.	the non assignable (except as otherwise expressly set forth herein),

ii.	non sub-licensable (except for what is strictly provided in Sections 2.6, 13.4 and 14.1),

iii.	exclusive (within the limits of what set forth in below Section 2.2),

iv.	right and license,

v.	to use the Trademarks,

vi.	throughout the Term,

vii.	for the development, production/manufacture, distribution, advertising, promotion and sale of the Products,

viii.	within the Territory,

ix.	in compliance with the Product Plan.

2.2	Notwithstanding the rights granted by Ferrari to Licensee according to Section 2.1 above, Licensee acknowledges and accepts that Ferrari:

(a) has already licensed to Hublot the right to develop, produce, manufacture, distribute, advertise, promote and sell worldwide high-end watches bearing the Trademarks, to be sold at a suggested retail price higher than EUR 1.500,00 (Euro one thousand five hundred/00);

(b) has already licensed to CreaLuxe SA, Switzerland the right to develop, produce, manufacture, distribute, advertise, promote and sell worldwide 60 (sixty) luxury high-end watches bearing the Trademarks, to be sold at a suggested retail price higher than EUR 250.000,00 (Euro two hundred fifty thousand/00).

Ferrari represents and warrants that, to the present date, no other person or entity has any right to use the Trademarks, or any other trademark owned by Ferrari and/or by any Ferrari Affiliate that identifies the Ferrari brand, on or in connection with the design, production, advertising, promotion, distribution or sale of watches with the sole exception of the two entities indicated above.

Ferrari agrees that for the duration of this Agreement, it shall not -and shall not permit any Ferrari Affiliate to - grant any rights to use the Trademarks (or any other trademark owned by Ferrari and/or by any Ferrari Affiliate that identifies the Ferrari brand) to any other person or entity for use on watches or amend the agreements with Hublot or CreaLuxe SA to include watches with a suggested retail price of less than EUR 1,500.00 (Euro one thousand five hundred/00).

2.3

Licensee shall devote sufficient financial resources to its business and operations hereunder and use its best efforts to establish and maintain a substantial and expanding business under this Agreement and to sell a maximum quantity of Products consistent with the high standards and prestige associated with the Trademarks as provided hereunder . Should Licensee fail to submit an initial collection of proposed Product designs for approval to Ferrari within six (6) months after the Effective Date then

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Ferrari shall have the right to request that Licensee do so within 3 (three) months. Should Licensee fail to do so, Ferrari shall have the right, by written request to Licensee, to require Licensee to do so and Licensee shall communicate, in writing, to Ferrari within the following 15 (fifteen) days the reasons for such delay. Should the delay be longer than 6 (six) months, Ferrari, shall have the right to terminate the Agreement pursuant to Article 21 herein below, without prejudice to Ferrari’s right to claim for any damages that may possibly be suffered.

Notwithstanding the foregoing, it is expressly understood that Licensee shall be entitled to distribute the Products only starting from January 1 2013.

2.4

For the purpose of preserving and enhancing the prestige and the image of Ferrari and the international reputation of its Trademarks, without the prior written consent of Ferrari, granted in accordance with Articles 9 and 11,

(a)

no Product (including any possible variation thereof) and no Related Material (included packages, the Labels, promotional brochures or any material used for promotional activities, in any way associated with a Product or to any modification thereof) may be produced, distributed, promoted and/or sold; and

(b)	no A&P Activity may be carried out by Licensee; and

(c)	Licensee shall refrain from using the Trademarks, Images and/or Labels.

2.5

Licensee acknowledges that no right is granted herein to use the Trademarks as domain names (alone or combined with other elements) without the express prior written consent of Ferrari which Ferrari shall have the right to grant or deny in its sole and absolute discretion. Any use by Licensee of the Trademarks on the Internet must include depictions of the Products and must also include the “Ferrari Official Licensed Product” Logo in order to certify the authenticity of the license rights granted to Licensee.

2.6

Except as otherwise expressly permitted hereunder, Licensee shall directly and personally perform each and every activity, exercise any right and/or fulfil any obligation contemplated herein. Licensee shall neither assign nor transfer the Agreement, in whole or in part, nor shall Licensee grant any sub-license (except for what strictly provided in Sections 13.4 and 14.1), nor transfer to any third party the rights and/or obligations hereunder.

Notwithstanding the foregoing, Licensee shall be entitled to grant a sublicense to Swissam Product Limited (and to any of its other wholly owned Subsidiaries listed in Schedule M) to exercise and perform in whole or in part any or all of the rights and obligations of Licensee under the Agreement, on the condition that (i) Movado notifies Ferrari in advance of the intention to grant a sublicense to such Subsidiaries and (ii) a copy of such sub-license agreement is previously provided to Ferrari. In any case, it is understood that with such possible sub-license, Movado shall not be entitled to grant to Swissam Product Limited or any other Subsidiary listed in Schedule M further rights from the ones granted to Movado itself by Ferrari pursuant to the Agreement or rights contrasting in any way with the Agreement.

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For the avoidance of any doubt, it is expressly understood that such possible sub-license shall not be construed as a transfer or assignment of this Agreement from Licensee to Swissam Product Limited (or to any other such Subsidiary). Consequently, Licensee shall always be the sole party to this Agreement and is, and will be, in any case directly liable to Ferrari for the fulfilment by Swissam Product Limited (and by each other such Subsidiary, if any) of the obligations set forth in this Agreement and for ensuring that the activities of Swissam Product Limited (and each such other Subsidiary, if any) are conducted in strict conformity with the provisions of the Agreement.

2.7

Licensee acknowledges and agrees that it enjoys no rights now and shall not enjoy rights in the future with respect to the use of Images. Should Licensee wish to use the Images, Licensee shall seek the prior written approval of Ferrari in accordance with the procedure outlined in the Agreement, provided however that, in the event of such approval being given, there shall be (a) an obligation for Licensee to adequately remunerate third parties owning rights in and to such Images; (b) an obligation for Licensee to modify, at its own cost, such Images, in order to ensure that they comply with each applicable law and regulation and with Ferrari’s and Ferrari’s Sponsors (in particular Formula One Ferrari’s Sponsors) policy based on indications which will be supplied by Ferrari. Licensee shall not be entitled to modify in any other way the Images, without the prior written approval of Ferrari.

2.8	Unless the prior and discretionary approval of Ferrari is granted, Licensee undertakes not to sell or in any way make the Products available for Special Promotions.

2.9

Licensee acknowledges and agrees that Ferrari shall be entitled to carry out - at its sole discretion - promotional, advertising and/or marketing activities in connection with the Products in or out Ferrari Points of Sale by using any means of communication, including - for example but not limited to - internet, newspapers, etc.

2.10	During each contractual year of the Term, Licensee may submit to Ferrari a list of a maximum of 10 (ten) guests that may access and visit the Ferrari Premises.

The access and visit of such 10 (ten) guests at the Ferrari Premises shall take place once per each contractual year of the Term at times and on dates that have been mutually agreed in advance by the Parties (hereinafter, the “Access Date”), taking into account Ferrari’s operational commitments. It is expressly understood that Ferrari shall have the right to modify the Access Dates in its sole discretion – giving Licensee a reasonable prior notice – due to its operational commitments.

For this purpose, Licensee shall submit to Ferrari – 90 (ninety) days before the Access Date – a list of a maximum of 10 (ten) guests. Ferrari shall approve, in writing, such list, in its sole and absolute discretion within 60 (sixty) days from such submission.

During the access and visit at the Ferrari Premises of such 10 (ten) guests, Licensee shall ensure the constant presence of a Licensee’s delegate.

All the costs and expenses related to the access and visit of the 10 (ten) guests at the Ferrari Premises (including, as a mere example, flight and accommodation expenses)

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shall be borne by the Licensee. Notwithstanding the foregoing, the costs and expenses related to the stay within the Ferrari Premises shall be borne by Ferrari.

3.	Product Plan - Market Forecasts

3.1

Licensee shall use all reasonable commercial efforts to market the Products throughout the Territory in accordance with the Product Plan in a manner such as to maximize the sales, provided however that it must at all times comply with the characteristics and prestige of Ferrari and of its activities and trademarks.

3.2

Licensee shall, upon reasonable request of Ferrari, but no more than twice a year, provide to Ferrari a summary statement regarding: (i) market orientations, developments with respect to the Products and the sales forecasts for the next 12 (twelve) months, (ii) the price list applicable in the Territory (iii) the competitive climate and (iv) the customer’s responses and attitudes with reference to the promotional and advertising initiatives carried out by Licensee hereunder and to the styling, execution and quality of the Products, as well as any additional market research or survey, carried out in relation to the Products or in relation to products in competition with the Products.

4.	Guaranteed Minimum Payments; Bank Guarantee

4.1	Subject to Section 5.4 herein below, Licensee shall pay to Ferrari the Guaranteed Minimum Payments set out in Schedule D, in accordance with the terms and conditions described therein.

4.2	The amounts due as Guaranteed Minimum Payments (plus VAT, if any due) shall be invoiced by Ferrari to Licensee.

4.3

For the purpose of providing a sufficient guarantee for all Licensee’s financial obligations under the Agreement, Licensee shall provide Ferrari, within 30 (thirty) days from the execution of the Agreement, an irrevocable first demand bank guarantee issued by an international first class bank acceptable to Ferrari.

Such bank guarantee, shall be issued - subject to Ferrari written approval of the relevant text - in compliance with the form enclosed under Schedule H-1 and shall renewed respectively re-issued in accordance with the terms and the amounts as set forth in Schedule H-2.

5.	Royalties

5.1

In consideration of the rights granted to Licensee hereunder, and without prejudice to the payment of the Guaranteed Minimum Payments, Licensee undertakes to make timely and full payment of the Royalties to Ferrari as provided hereunder.

5.2	Each amount paid by Licensee to Ferrari as Guaranteed Minimum Payment, is

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intended as an advance on the Royalties due for such reference period to the exclusion of the Royalties generated in relation to sales made a) in favour of Ferrari, of Ferrari Points of Sale and/or Ferrari’s Sponsors or Suppliers; and/or b) for Special Promotions, which shall therefore not be computed in the Guaranteed Minimum Payments.

It is however expressly agreed that any Royalty payments over and beyond the Guaranteed Minimum Payment in any one-year can be carried forward for recoupment (i.e. “cross-collateralized”) against and applied towards any yearly Guaranteed Minimum Payment for any year to come during the Term, up to a maximum amount of *, in total recoupment during the Term.

5.3

The amounts due as Royalties shall be invoiced by Ferrari to Licensee upon receipt of the Royalty Report. Licensee shall pay Ferrari’s invoices, sent to Licensee by mail, within 30 (thirty) days from the date of issuance of the invoice.

If the Royalties generated by Licensee exceed the amount invoiced by Ferrari as Guaranteed Minimum Payment, Ferrari will invoice to Licensee the difference.

5.4

The Guaranteed Minimum Payments for a reference period shall not be due in the event that the total payments made by Licensee as Guaranteed Minimum Payment and Royalties exceed the Guaranteed Minimum Payment for such reference period pursuant to Schedule D; however, Licensee shall be liable for the payment of the Royalties generated in the same reference period.

6.	Reports

6.1

Within 30 (thirty) calendar days after the end of each calendar quarter or after the termination of the Agreement for whatever reason, Licensee shall provide Ferrari with a Royalty Report. The first calendar quarter shall end on the last day of the calendar quarter in which the Agreement has been executed; for the purposes of illustration, if the Agreement has been executed on February 10, the first calendar quarter shall end on March 31. In addition to the Royalty Report, Licensee shall provide Ferrari, within December 15 of each year of the Term with a realistic forecast of the total amount of Royalties generated in such year, with particular attention to the last calendar quarter. Such forecast shall be used by Ferrari in order to draft its balance sheet correctly and shall not be used for the invoicing procedure.

6.2

Within 30 (thirty) calendar days from the end of each calendar semester or from the termination of the Agreement, for whatever reason, Licensee shall provide Ferrari with a Stock Report. The first calendar semester shall end on the last day of the calendar semester in which the Agreement has been executed; for example, if the Agreement has been executed on June 10, the first calendar semester shall end on June 30.

6.3	Furthermore, within 30 (thirty) calendar days from the end of each semester, Licensee shall advise Ferrari of the number of Labels in stock and their location.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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7.	Withholding, Charges, Delayed Payments

7.1

All amounts due by Licensee to Ferrari shall be paid in full by Licensee, without any objection to avoid or delay the payment and, except as otherwise provided in Section 7.2, without any deduction for withholding or other assessments of any kind whatsoever.

Any other expense and/or cost incurred in direct or indirect connection with the payments of the Guaranteed Minimum Payments and/or of the Royalties hereunder (such as any cost incurred in connection with the transfer by wire of funds for the payment of Guaranteed Minimum Payments and/or Royalties or any fee charged) will be borne by Licensee. Ferrari is therefore entitled to receive the total amount due.

7.2

To the extent that Licensee is required by law to withhold any taxes from the Royalty payments made to Ferrari, Licensee will deduct such tax from the fees / consideration payable to Ferrari and remit such tax to the appropriate Tax Authority.

In advance of any amounts payable by Licensee under this Agreement, in order to apply the lowest withholding tax rate, Licensee shall timely provide Ferrari with the proper documentation required by the relevant Tax Authority to obtain any reduction in withholding tax rate available under the relevant Treaty for the avoidance of the double taxation.

Licensee shall deliver to Ferrari an official receipt for any taxes withheld and any other documents necessary to enable Ferrari to claim a foreign tax credit.

Should Licensee fail to timely provide such documentation or should such documentation not correspond to withheld and paid amounts, Ferrari shall be entitled to invoice Licensee the amounts of withholding not recovered or paid exceeding the provision of Treaty for the avoidance of the double taxation.

7.3

All and any other rights for which provision is made herein or under applicable law in favour of Ferrari shall be reserved to Ferrari in the event of any delay in the payment of the Guaranteed Minimum Payments or the Royalties, Ferrari shall be entitled to receive from Licensee the interest on late payment as determined by Schedule A.

8.	Verifications and Audits

8.1

Licensee hereby grants to Ferrari the right to perform an audit (one for each contractual year and during the Retention Period (as defined in Section 8.2) with respect to the contractual year under audit) through an Auditor who shall inspect all books and records of Licensee and/or its Affiliates in relation to the production, distribution and sale of the Products and all other documents the Auditor shall deem to be relevant for purposes of the Agreement. For such purpose, Licensee undertakes to maintain correct accounting documentation in relation to the Producers and the Distributors. Licensee undertakes to consent the actual, regular and prompt performance of each audit.

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In addition, the Auditor shall inspect the records of Licensee or its Affiliates on which Licensee’s Reports are based, and in general all premises, books, records and other documentation relating to the Products, provided that the Auditor shall hold such information in strict confidence except as necessary to adequately report to Ferrari and Licensee on the accuracy of Licensee’s Reports.

Furthermore, Ferrari shall have access to and shall have the right to control, either directly or through third parties designated by the same, including the Auditor, all the locations in which the Products are designed, manufactured, distributed and/or sold. However, Ferrari’s right applies only to Producers and sale points directly or indirectly controlled by Licensee.

8.2

In addition, Licensee also hereby grants Ferrari the right to perform 2 (two) additional audits within 2 (two) years following expiry of the Agreement and/or expiry of the Sell off Period, if granted. Licensee shall therefore maintain, and allow Ferrari to have access to, all data and/or documents necessary for the audit and for the relevant verifications for such period, but in no circumstances for a period longer than that laid down as mandatory for the keeping of documents and books of account for tax purposes (the “Retention Period”). For the avoidance of any doubt, the Retention Period shall be determined by the law of the place where the records are kept.

8.3

Should the audits set forth in Sections 8.1 and 8.2 reveal incorrect figures which have resulted in underpayments by Licensee to Ferrari of 3% (three percent) or more of Royalties shown to be due and/or of any other amount due to Ferrari, Licensee shall be obliged to forthwith pay all the costs and expenses relating to the verification and audit, as invoiced by the Auditor. Should the aforementioned audit confirm the correctness of Licensee’s figures or reveal incorrect figures which resulted in underpayments by Licensee to Ferrari of less than 3% (three percent) of royalties shown due, then all costs and expenses relating to the verification and audit, as invoiced by the Auditor, shall be borne by Ferrari.

In every case of underpayment, irrespective of the amount, Licensee shall forthwith pay to Ferrari an amount equal to double the difference discovered, plus any interest accrued thereon. Any payment by Licensee to Ferrari shall be made without prejudice to Ferrari’s other rights and remedies including the right to claim for further damages. Said payment shall be made within 30 (thirty) days from the date of issuance of the invoice.

8.4

The results of such audits shall be considered as binding on both Parties; consequently, the Parties expressly and immediately waive each and every right to raise exception or objection in respect of such audits and/or their results, in all and any circumstances and in all and any judicial and/or arbitration procedure.

8.5

Should it be impossible to conduct the audits indicated in above Sections 8.1 and 8.2 due to the conduct of Licensee (e.g. intentional destruction of documentation or inadequate conservation of such documentation), Licensee shall pay to Ferrari as a penalty – for every year in respect of which such audit could not be executed, in total or in part – a sum equal to double the amount of the Guaranteed Minimum Payments due for the period during which it has not been possible to conduct the audit, without

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prejudice to any other right of Ferrari. Licensee, upon Ferrari’s invoice, shall pay such penalty within 30 (thirty) days from the date of issuance of the invoice.

9.	Products – Approval Procedure

9.1

Licensee shall cause the Products to meet and conform to high standards of style, quality and appearance, and in particular to ensure compliance with the prestige and quality of Ferrari and its activities, achievements, trademarks and products, provided that Products approved by Ferrari as provided in this Article 9 shall conclusively be deemed to satisfy such requirements.

9.2

Licensee shall not be entitled to advertise, distribute, use or produce (excluding limited quantities for reasons related to development or approval) or sell any Product, or use the Related Materials, Trademarks and/or Images or any other element related to Ferrari without having obtained Ferrari’s prior written approval pursuant to this Article 9. Should Licensee wish to use the Related Materials, the Trademarks and/or the Images for purposes different from those approved, Licensee shall again seek the prior written approval of Ferrari in compliance with the procedures hereunder.

9.3

The specific approval procedure shall be as follows, it being understood that Licensee shall obtain Ferrari’s prior written approval (which may be via e-mail) with respect to each and every step hereinafter outlined and that the approval of each step is a condition for the beginning of the next step:

(i)

a written description of the concept of such Product and/or Related Material, including full information on the nature and function of the proposed item and a description of the use of the Trademarks and/or the Image;

(ii)	printed spreadsheets relating to the technical specifications of the Product;

(iii)	a reasonable number of pre-production samples of the Product or of the Related Material for Ferrari’s approval.

(iv)	the packaging, labels and any other material (accompanying or containing the Product) incorporating the Images, the Trademark;

(v)	any initiative or promotional campaign linked, either directly or indirectly, to the Product;

(vi)	any material (including the Related Materials) used inside the sale points for the sale of the Product;

(vii)	any use of the Trademarks and/or Images and/or Products for promotional purposes or for reasons related to sales.

9.4

Ferrari shall be entitled to request and to obtain a reasonable number of production samples of Products as provided on Schedule A and/or Related Materials and/or the Labels so as to check that the same comply with the samples or prototypes approved

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by Ferrari. If so requested, these samples shall be sent to Ferrari immediately after the start of production and prior to their marketing or distribution. Should the Products and/or the Related Materials not comply with the prototype(s) approved by Ferrari, Ferrari may request and obtain the immediate cessation of production and distribution on the market and/or the sale of such Products and/or Related Materials.

9.5

The Products shall be in compliance with all applicable legislation. Sale or distribution in whatever form of Products not complying with such specifications (i.e., “seconds” or “rejects”) is therefore expressly prohibited.

9.6

Licensee undertakes to submit each request for approval, in writing, to Ferrari at the latest 30 (thirty) business days before the date planned for commencement of the activity relating to the request;

9.7	Ferrari shall approve, in writing, all submissions, in its sole and absolute discretion.

9.8

Any submission or resubmission not approved within ten (10) business days after receipt by Ferrari shall be deemed disapproved, provided that Ferrari shall use reasonable efforts to provide an explanation for each disapproval.

9.9

Upon receipt of Ferrari’s approvals hereunder, Licensee shall have the right to produce sufficient quantities of Product and/or of Related Materials to meet projected demand based on Licensee’s good faith business judgment. In no circumstances shall the level of Product inventory exceed what is reasonable and customary.

9.10

After an element of the Product and/or Related Material to which the Trademarks and/or the Images apply has been approved by Ferrari, Licensee shall not make any changes without resubmitting the modified article for Ferrari’s written approval in full compliance with the procedure laid down in the Agreement.

9.11

In the event that any alterations are reasonably requested by Ferrari after the start of production, Licensee shall make the alterations and undertakes to halt immediately the production of the items previously approved and the reasonable costs for such changes shall be borne by Ferrari, including, without limitation, any costs for re-work, order cancellation and all other amounts incurred by Licensee in connection with halting production and making the changes requested by Ferrari; provided, however, that if Licensee notifies Ferrari that it does not agree with the alterations requested, Licensee shall have no obligation to make the alterations but it shall nevertheless halt production of the previously approved items as required under this Section 9.11 and in any event Licensee shall have the right to sell off any of its remaining inventory of the previously approved items. It is however understood that Licensee shall make alterations to previously approved Products and/or Related Materials, without any charge for Ferrari where such alterations have been made necessary by inaccuracies or imprecision in the characteristics of the Products and/or the Related Materials or their non compliance with the preproduction prototypes in Ferrari’s possession and/or modifications to the applicable standards by law or any other reason beyond the control of Ferrari.

9.12	Licensee shall appoint an experienced project manager, reasonably acceptable to

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Ferrari. Such project manager is to be in charge of Licensee’s entire program in relation to the Products and/or the Related Materials and will therefore be the contact person for Ferrari. The appointment of the aforementioned project manager shall be notified by Licensee to Ferrari within 30 (thirty) days from the execution of the Agreement. Ferrari shall appoint, from time to time, its authorised representative who will be in charge of giving approvals as required herein.

10.	Product Development – Cooperation with Ferrari

10.1

Upon Licensee’s request from time to time, Ferrari shall use reasonable efforts to provide Licensee, with creative concepts for the Products, including, without limitation, designs, pictures and other items as to which Ferrari may own the associated intellectual property rights (the foregoing referred to as the “Ferrari Creative Material”).

10.2

The Ferrari Creative Material shall remain the exclusive property of Ferrari and shall be provided to Licensee strictly for the purposes of development of the Products. Therefore, Licensee undertakes not to use any of such materials for any other purpose and to return them upon Ferrari’s first request and, in any event, at the termination of the Agreement irrespective of the grounds therefore.

10.3

Licensee shall reimburse to Ferrari, within thirty (30) days after receipt of a written statement setting forth in reasonable detail all such costs, all out of pocket costs reasonably and directly incurred by Ferrari in providing the Ferrari Creative Material to Licensee.

11.	A&P Activity

11.1

Subject to the terms and conditions contained herein, Licensee shall use its best endeavours to duly promote the Product(s) with A&P Activities to be carried out throughout the Territory. All taxes, costs, expenses and other charges in relation to each and every A&P Activity undertaken by Licensee shall be borne by Licensee.

11.2

Without prejudice to the fact that Licensee bears sole responsibility for the definition of the media plan, the media strategies and any other A&P Activity shall be discussed by the Parties from time to time and approved in advance in writing by Ferrari in relation to the Products and/or the Related Materials. For such purpose Licensee undertakes to submit, reasonably in advance, all and any A&P Activity to Ferrari for prior approval. Ferrari’s approval shall be in writing within 10 (ten) working days from Licensee’s submittal, provided that Ferrari shall use reasonable efforts to provide an explanation for each disapproval. All A&P Activities shall be notified to Ferrari using the PNF form shown in Schedule I.

It is confirmed that Licensee shall have no right to carry out A&P Activities in connection with the Products and/or Trademarks in the absence of Ferrari’s prior written approval and pursuant to the principles herein. Ferrari shall grant its approval at its sole discretion (but such discretion not to be exercised in a way that could

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frustrate the essential purpose hereof), especially having regard to the image and international prestige of Ferrari and of its trademarks and activities.

11.3

Save for what provided in Section 2.4, Licensee shall have no right to carry out A&P Activities showing in them solely and exclusively the Trademarks and/or the Images nor such Trademarks and/or the Images shall constitute the principal image of the A&P Activities carried out by Licensee.

Licensee shall refrain from using the Products in A&P Activities or any other activity which entails any use of trademarks different from the Trademarks (prohibition of dual branding) and the promotion of products different than the Products.

Licensee acknowledges and agrees that it is expressly forbidden to use telesales and TV- promotions for the purposes of advertising since these methods are prejudicial to Ferrari’s image.

11.4

During each contractual year of the Term, Licensee undertakes to spend or cause to be spent an amount equal to * for the carrying out the approved A&P Activities; provided that solely for purposes of calculating Licensee’s expenditure obligation under this Section 11.4, Licensee’s Product sales to Ferrari and Ferrari Points of Sale shall be excluded from Net Turnover.

11.5

Licensee agrees to provide Ferrari, without delay the end of each calendar year of the Term, documentation deemed appropriate by Ferrari confirming that the relevant investment as set forth in Section 11.4 has been made during the immediately preceding year.

12.	Supply to Ferrari – Ferrari Points of Sale - Sponsor and/or Suppliers

12.1	During each calendar year hereof Licensee shall provide to Ferrari, free of charge and upon Ferrari’s choice, the number of sample Products indicated in Schedule A.

12.2

Subject to Product availability and Licensee’s standard credit conditions and other standard terms of sale, Licensee shall sell Products to Ferrari, Ferrari Points of Sale and (only upon Ferrari’s written approval) to Ferrari Sponsors and Suppliers at the *; Royalties at the normal rates shall be payable by Licensee to Ferrari in respect of the sale of such Products.

12.3

The Products supplied to or purchased by Ferrari pursuant to this Article 12 shall be supplied Ex Works (Incoterms 2010) by Licensee to one or more Ferrari Points of Sale, based on Ferrari’s indications, or where no indication is given to Ferrari’s Premises in Maranello (MO).

12.4

Licensee acknowledges the right, already granted by Ferrari to certain Ferrari Sponsors and/or Suppliers identified on Schedule L, to source from third parties or to develop with third parties products similar to Products for promotional purposes only and in no event for re-sale, without this constituting in any way a breach of the

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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Agreement. Ferrari shall not grant or permit any of its Affiliates to grant the right to develop with third parties products identical to the Products for promotional purposes to any additional Sponsors or Suppliers after the date of this Agreement, nor renew or permit the renewal any rights already granted beyond the current term for such rights.

13.	Monitoring and Inspections; Compliance with Law

13.1

Ferrari and its Representatives shall have the right to inspect the areas where the Products and/or Related Materials and/or Labels are developed, manufactured, packaged, stored, distributed or sold to the extent reasonable, appropriate and necessary to monitor compliance with the terms of this Agreement.

13.2

Licensee undertakes to systematically apply appropriate quality control procedures to the Products and to the Related Materials, and not to produce or sell any Product and/or Related Material which is unsafe for the final user and/or which does not fully conform to the laws of the country where it is to be sold or distributed.

13.3

Licensee shall be responsible and liable to Ferrari and to any third parties for the development, manufacture, distribution, promotion, marketing and use of the Products and of the Related Materials in the Territory.

Licensee agrees to indemnify, to defend and to hold harmless Ferrari against any and all claims arising out of any breach and/or alleged breach of any applicable law, rule, regulation or requirement during the manufacturing and packaging process (carried out by Licensee, by Producers or through third parties), with particular reference, but not limited to, environmental issues, work safety, health, child labour, etc.

13.4

With respect to manufacture and packaging only, Licensee may use other Producers (if necessary, granting them a limited sub-licence which shall be previously approved in writing by Ferrari) but undertakes to appoint only individuals and entities not in any way prejudicial to the image of Ferrari, its products and/or activities. With the exception of Licensee’s Subsidiaries indicated in Schedule M, Licensee may not appoint and/or use Producers, which have not been previously approved by Ferrari according to Section 13.5. Licensee is, and will be, directly responsible to Ferrari for ensuring that the activity related to such manufacture and packaging by Producers is conducted in strict conformity with the provisions of the Agreement and all applicable laws and regulations.

13.5

Within 30 (thirty) days following the entry into force of the Agreement, Licensee shall provide Ferrari with a list of the Producers (with complete address and location) as well as of the manufacturing facilities to be used for the manufacturing of Products and/or Related Materials, such list to be updated from time to time. Ferrari hereby undertakes to keep confidential any such information provided to it hereunder and shall use such information solely for the purposes of verifying due fulfilment of the obligations laid down in the Agreement. The foregoing shall not apply to Licensee’s Subsidiaries indicated in Schedule M which shall be considered approved by the execution of this Agreement.

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Ferrari shall have the right to approve each Producer. Ferrari’s approval may be denied or revoked for valid reasons, including but not limited to the Producer’s involvement, in any way, in counterfeiting Ferrari’s Trademarks. Ferrari shall issue its approval or refusal to approve within 15 (fifteen) business days from the date of Ferrari’s receipt of the list of Producers or subsequent updates. Ferrari shall notify any withdrawal of approval in good time along with the reasons for such withdrawal.

It is understood that, in case of material failure of any Producer’s manufacturing or packaging premises to comply with the provisions of Section 13.6, Ferrari shall be entitled to require and to obtain from Licensee the immediate cessation of the relationship between Licensee and such Producer with respect to the Products. In such a case, Licensee shall cease any such relationship with the Producer, with the exception of activities related to the fulfilment of orders in progress in relation to Products and/or Related Materials, it being however understood that such cessation shall become effective within 3 (three) months at the very latest.

Licensee further undertakes to impose on Producers the same obligations incumbent upon it under the Agreement. Licensee is, and will be, in any case directly liable to Ferrari for ensuring that the activity related to such manufacture and packaging by Producers or by other sub-contractors is conducted in strict conformity with the provisions of the Agreement. Therefore, Licensee shall be liable for and undertakes to indemnify and hold harmless Ferrari from and against any loss, damage, charge, cost and expense (including but not limited to attorney’s fees) arising from or out of any claim, demand or action in any case related to any intentional or negligent damage or default and/or breach with regard to the terms and conditions hereof by the Producers, as well as their agents and/or distributors.

13.6

Licensee represents and warrants that its own Producer’s manufacturing premises as well as the activities carried out by Licensee or by the Producers with respect to the Products are (and will in the future always be) in material compliance with all applicable environmental, work safety, and health laws, rules and regulations and requirements (with particular reference, but not being limited to the prohibition of child labour).

As far as the prohibition of child labour is concerned, Licensee undertakes to issue a formal declaration by its officers (respectively the Producer’s officers) stating that all relevant international or local laws, rules or regulations are and will be complied with.

Licensee undertakes not to bind the Producers with whom Licensee has executed a contract for the manufacture of Products to any obligation not to execute contracts and/or agreements with Ferrari for the supply of products different from the Products, both during the duration of the Agreement and after its termination for whatever reason.

14.	Distribution of Products

14.1	With respect to the sole distribution activities, Licensee may use its Subsidiaries and/or other Distributors for the distribution of the Products (if necessary, granting

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them a limited sub-licence which shall be previously approved in writing by Ferrari) but undertakes to appoint only individuals and entities not in any way prejudicial to the image of Ferrari, its products and/or activities.

With the exception of Licensee’s Subsidiaries indicated in Schedule M of the Agreement (which are considered approved by Ferrari with the execution of this Agreement), Licensee may not appoint and/or use Subsidiaries and/or Distributors, which have not been previously approved by Ferrari according to Section 14.2. Licensee is, and will be, directly responsible to Ferrari for ensuring that the activity related to the sale and/or distribution of the Products by such Subsidiaries and/or Distributors is conducted in strict conformity with the provisions of the Agreement and all applicable laws and regulations.

14.2

Within 30 (thirty) days following the entry into force of the Agreement, Licensee shall provide Ferrari with a list of the Subsidiaries and/or Distributors (with complete address and location), such list to be updated from time to time. Ferrari hereby undertakes to keep confidential any such information provided to it hereunder and shall use such information solely for the purposes of verifying due fulfilment of the obligations laid down in the Agreement.

With the exception of Licensee’s Subsidiaries indicated in Schedule M, Ferrari shall have the right to approve each Subsidiary and/or Distributor. Ferrari’s approval may be denied or revoked for valid reasons, including but not limited to the Subsidiary’s and/or Distributor’s involvement, in any way, in counterfeiting Ferrari’s Trademarks. Ferrari shall issue its approval or refusal to approve within 15 (fifteen) business days from the date of Ferrari’s receipt of the list of Subsidiaries and/or Distributors or subsequent updates. Ferrari shall notify any withdrawal of approval in good time along with the reasons for such withdrawal.

Licensee further undertakes to impose on such Distributors and Subsidiaries the same obligations incumbent upon it under the Agreement. Licensee is, and will be, in any case directly liable to Ferrari for ensuring that the activity related to such Subsidiaries and/or Distributors is conducted in strict conformity with the provisions of the Agreement. Therefore, Licensee shall be liable for and undertakes to indemnify and hold harmless Ferrari from and against any loss, damage, charge, cost and expense (including but not limited to attorney’s fees) arising from or out of any claim, demand or action in any case related to any intentional or negligent damage or default and/or breach with regard to the terms and conditions hereof by the Subsidiaries and/or Distributors.

14.3	The Parties expressly agree that Ferrari shall be entitled to sell the Products to consumers through the Ferrari Points of Sale.

15.	Product Liability; Insurance

15.1

The design, publishing, development, production/manufacture, distribution, advertising, promotion and sale of the Products and of the Related Materials by Licensee, its Subsidiaries, Affiliates, Producers and/or Distributors shall be carried out

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at Licensee’s sole risk, hazard and liability. Ferrari’s approval and control rights hereunder shall not limit Licensee’s liability in any way nor create any liability for Ferrari.

15.2

Licensee shall be liable for any damage, claim, action, demand, or the like, arising from or in direct or indirect connection with the Products and/or the Related Materials, their design/concept, manufacture, use, distribution, promotion and sale. Licensee therefore undertakes to indemnify and hold Ferrari totally harmless with respect to any third party claim in any way related thereto and to reimburse Ferrari for any reasonable expense (including legal fees) and prejudice incurred. .

15.3

Without prejudice to the above, at the execution date of the Agreement Licensee declares and represents that it has taken out third party general liability and umbrella insurance according to the conditions indicated in Schedule J. Licensee undertakes to renew such insurance and/or to take out, at its expense, prior to the production, distribution and/or sale of the Products and the Related Materials a third party general liability and umbrella insurance covering Licensee and Ferrari (the latter as additional insured parties) against liability claims arising from injury to persons or property, directly or indirectly, relating to the Products and/or Related Materials, or to their manufacture, use, sale, for both the entire duration of the Agreement (including the Sell off Period, if any) and at any time thereafter. Licensee must provide to Ferrari at Ferrari’s first request, and, in any event, at the latest within 45 (forty five) days of the execution date of the Agreement a certificate of insurance.

Licensee undertakes to maintain such insurance in force and full in effect, with the ceilings agreed with Ferrari, for the entire duration of the Agreement (including the Sell off Period, if any) and for at least 2 (two) years after the expiry or termination hereof, irrespective of the grounds for such termination.

16.	Trademarks

16.1

Ferrari represents and warrants that the Trademarks are registered or in course of registration in the countries listed in Schedule N and represents that to the best of its knowledge the Trademarks do not violate any third party rights in the Territory. Licensee acknowledges that, in consideration of the worldwide scope of the rights granted hereunder, the same are granted under the qualifications of fact and law that are pertinent for the Term. Accordingly, Ferrari makes no warranty as to whether the Trademarks are, or may, be registered or exploited in all the countries in which Licensee may decide to distribute the Products.

16.2

Therefore, the obligations assumed by Licensee hereunder will not, in any way, be conditioned, terminated, or limited by (a) an impossibility or difficulty, if any, in the registration or exploitation of the rights granted hereunder, (b) any third party objection or claim on the rights granted hereunder.

16.3

Licensee acknowledges, without any reservation or limitation whatsoever, the property rights of Ferrari in relation to the Trademarks. Therefore, Licensee undertakes not to lay claim to the ownership of the rights granted hereunder. In this respect, Licensee

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represents that it has not registered or exploited – either directly or indirectly, or by means of connected entities or entities under its control – and undertakes not to register or exploit during the Term or at any time thereafter, trademarks, trade-names, service marks, logos, domain names or the like, that are identical or confusingly similar to the Trademarks.

The undertakings of Licensee under this Section 16.3 are not subject to any limitation, either geographical or temporal, and are therefore binding during the Term and thereafter, at the expiry or termination hereof, irrespective of the grounds for such termination, also in those countries, if any, in which the Trademarks have not yet been registered by Ferrari.

16.4

Each registration of the Trademarks by Licensee, also as domain names and in any country of the Territory, shall be made with Ferrari’s prior written approval and in the name of Ferrari, shall be exclusive property of Ferrari and shall inure to the benefit of Ferrari alone. Expenses arising from the deposit and registration of the Trademarks in those countries in which Ferrari deems it possible, at its sole discretion, to validly register the Trademarks, shall be borne by Ferrari.

16.5

Licensee shall, at Ferrari’s request and expenses, take all reasonable measures necessary to assist Ferrari so as to avoid the cancellation of the Trademarks due to lack of exploitation, under the laws of any country of the Territory. Therefore, Licensee shall use its best endeavours in order to sell or make available in each country and area of the Territory where the Trademarks are registered sufficient quantities of Products in order to avoid such cancellation.

16.6

Each and every right, if any, acquired by Licensee in the name of Ferrari, shall inure solely to the benefit of Ferrari. In the event Licensee should become the holder of any right to the Trademarks, Licensee agrees to immediately inform Ferrari and undertakes to implement, at Ferrari’s request and expense, any necessary and/or advisable procedure for the transfer of any such rights to Ferrari.

16.7

Licensee shall arrange, if necessary, at its own expense and with the assistance of Ferrari, for the possible registration of the Agreement and to Licensee’s enrolment as registered licensee or registered user of the Trademarks, with the competent authorities of those countries indicated by Ferrari. In this context, the Parties will execute the deeds and documents necessary, it being understood that no such deed/document may be interpreted as a supplement to, and/or waiver of, the Agreement.

16.8

Each Party shall promptly inform the other when it becomes aware of any act, conduct or claim of a third party, liable to prejudice, in any manner and with respect to any class, the other Party’s trademarks (infringement, counterfeiting, filing of trademarks, application for forfeiture, proceedings for the revocation of the other party’s trademarks, and the like). As far as possible, each Party shall provide the other with those elements of evaluation and/or evidence to allow the other Party to decide on the appropriate course of legal action with respect to both the appropriation of such trademarks and compensation for the prejudice incurred.

16.9	Ferrari shall enjoy the exclusive right, exercisable at its absolute discretion, to decide

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if and, if so, which legal action to initiate with respect to any violation or imitation in respect of the Trademarks and/or the Images. Only Ferrari is entitled to act in the event of infringement of the Trademarks and/or the Images or in the case of unfair competition in the Territory, and to initiate, pursue, defend and transact, in its name, any proceeding in the Territory, pertaining to the Trademarks and/or the Images.

In the event Ferrari should decide not to initiate legal proceedings, and should authorise Licensee to do so, and should Licensee endeavour to assume all costs and expenses relative thereto, any indemnity obtained as a result of such proceedings shall be for the account of Licensee.

16.10	Licensee undertakes not to use the Trademarks in (or in relation to) its corporate name nor as domain names (alone or in association with other elements).

16.11

At expiry or termination of the Agreement, irrespective of the reason thereof, all the rights of Licensee in relation to the Trademarks, shall immediately revert, or, in any event, be transferred to Ferrari and will become exclusive property of the latter, and Licensee will not assert any claim to the contrary, whether during the Term or at any time thereafter.

In this context, Licensee undertakes, at its sole expense, to sign and/or file all documents and statements which may possibly be required, in conformity with all and any regulations applicable in the Territory, to reinstate (or instate) Ferrari in all the rights relative to the Trademarks also as domain names (alone or in relation with other elements). Within 30 (thirty) days of receipt of a request therefore from Ferrari, Licensee shall provide Ferrari with all such documents and statements as may be reasonably required for this purpose.

17.	Copyright and Trademarks Notice – Labels

17.1

Licensee shall include the copyright and/or trademark notice on all packages used for the Products, relevant warranty booklets, , advertisements and promotional releases in which the licensed Trademarks appear, in accordance with instructions from Ferrari, including but not limited to reasonable instructions with respect to position and letter size and in every case to protect the rights of Ferrari in accordance with the applicable rules in all the countries of the Territory.

17.2

Licensee undertakes to affix and maintain at its sole cost and expense, and shall ensure that the Labels (which shall have an estimated cost not higher than * Label) are affixed to each and every package for use with the Products and Related Materials provided that each single Product shall have its own stand-alone package. For the avoidance of any doubt, one package shall not contain more than one Product inside of it. The Labels will be exclusively purchased by or for Licensee from the entity designated in writing by Ferrari (currently Artigrafiche Pagani, Milano, Italy). Licensee shall avoid, and shall ensure that any Producer avoids, the affixing of Labels on Products and Related Materials that are not approved in accordance with the provisions hereof. Licensee shall avoid, and shall ensure that any Producer avoids, the use, sale and/or provision of the Labels to third parties, without the express prior

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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written consent of Ferrari, during the Term and the Sell off Period, if any, and at any time after expiry or termination of the Agreement, irrespective of the grounds therefore. Furthermore, upon termination for whatever reason of the Agreement, Licensee shall promptly deliver, within 60 (sixty) days from such termination, and shall ensure that any Producer and/or any other third party authorised to have the Labels, shall deliver to Ferrari the Labels in stock at a location indicated by Ferrari. The cost of the Labels at their original purchase price shall be reimbursed by Ferrari to Licensee. The cost of the delivery of the Labels to Ferrari shall be borne by Licensee.

18.	Early Termination

18.1

In the event of default of Ferrari or of Licensee in the fulfilment of any of their respective obligations under the Agreement, the non-defaulting Party will be entitled to give written notice to that effect to the defaulting Party specifying in detail such default or breach and demanding that the defaulting Party fulfil the relevant specific obligation within 15 (fifteen) days from receipt of such notice. Unless the default is remedied within the term mentioned above, the Agreement shall be deemed automatically terminated pursuant to Article 1454 of the Italian Civil Code. The terms of this Section 18.1 will not apply in those cases of default of Licensee governed by the termination provisions contained in Article 19 hereof.

18.2

The termination of the Agreement shall not release Licensee from the obligations incumbent upon it up to the date of such termination (including, but not limited to payments by Licensee to Ferrari), nor release Licensee from its liability for default and for damage suffered by Ferrari as a result of breach of the Agreement.

18.3

Waiver by a Party of notice of default to the other Party will not prevent the non-defaulting Party from terminating the Agreement, in the event of further similar, or different, default by the other Party nor from the right to demand fulfilment of each and every obligation of the other Party under the Agreement.

19.	Termination with Immediate Effect; Right of Termination

19.1

Ferrari shall also have the right to terminate the Agreement, pursuant to Article 1456 of the Italian Civil Code, without regard to the procedure described under Article18, in the following cases (i) non-fulfilment by Licensee of the obligations for which provision is made in Section 2.4; (ii) delay (of more than 30 (thirty) days) by Licensee in the payment of the invoices related to the Guaranteed Minimum Payments and/or the Royalties; (iii) delivery or distribution of Products not submitted to Ferrari for approval or not approved by Ferrari, as provided under Article 9; (iv) the undertaking of A&P Activities by Licensee and by the Subsidiaries without the prior approval of Ferrari as provided under Article 11 ; (v) assignment of the Agreement and/or granting of sublicenses in breach of Section 2.6; (vi) non-fulfilment by Licensee of the obligations for which provision is made in Section 2.7; (vii) non-fulfilment by Licensee of the obligations for which provision is made in Section 11.4; (viii) failure by Licensee to provide Ferrari, under the terms and pursuant to Section 4.3 and Schedules H-1 and H-2, with a first demand bank guarantee; (ix) failure by Licensee

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to take out and maintain sufficient insurance cover as provided under Article 15; (x) failure by Licensee to notify a change in control pursuant to Section 22.6; or (xi) non-fulfilment by Licensee of the obligations for which provision is made in Article 24.1, other than inadvertent disclosure.

Notwithstanding the above, in case of undertaking of A&P Activity by any Producer, Distributor and/or Distributor’s customer which have not been approved by Ferrari according to Article 11, Ferrari shall not have the right to terminate immediately the Agreement but shall be entitled to give written notice to Licensee, demanding that the breach be remedied and/or that Licensee terminate its relationship with such Producer, Distributor and/or Distributor’s customer within 30 (thirty) days from receipt of such notice. Unless Licensee fulfils Ferrari’s request within the term mentioned above, the Agreement shall be automatically terminated.

The Agreement shall be deemed automatically terminated, with immediate effect, pursuant to Article 1353 of the Italian Civil Code in the event of (i) total discontinuance of the industrial or commercial activity of the Licensee, save for corporate restructuring of usual and justified character, or (ii) known insolvency of the Licensee, even where not established by a judgment in bankruptcy concerning the same, or (iii) receivership, liquidation, placing in legal administration, bankruptcy proceedings concerning the Licensee, or (iv) where the behaviour of the Licensee entails or causes serious prejudice to the image and/or the business and/or the products of Ferrari, provided however that no action, behaviour or practice consistent with Licensee’s normal or ordinary business shall be taken into consideration unless this leads to the institution of criminal proceedings against it and/or its owners, shareholders or managers.

20.	Rights and Obligations following Expiry or Termination

20.1

Licensee shall be granted a Sell off Period, during which Licensee will be entitled to sell existing inventory but not to produce the Products and/or Related Materials provided that (i) all the amounts due by Licensee to Ferrari (including the payment of the Royalties) have been paid by Licensee to Ferrari; and (ii) the stock for Sell off Period is within reasonable limits, (i.e. during the last six months of duration of the Agreement it does not exceed the level recorded for the previous corresponding six months).

20.2

Without prejudice to Section 20.1 hereunder, following expiry or termination of the Agreement for whatever reason, all the rights of Licensee to manufacture and promote the Products and/or Related Materials shall immediately cease and Licensee shall immediately and permanently cease and abandon use of the Trademarks and/or Images, and, except as otherwise expressly permitted hereunder, shall cease to distribute the Products and to state or advertise that it is in any way linked to Ferrari and, in general, refrain from any behaviour or activity whatsoever which could generate, in third parties, a false impression of continuance of the Agreement.

20.3	Within 60 (sixty) days from the expiry or the termination of the Agreement for whatever reason, Licensee shall return to Ferrari or destroy, in accordance with the

License Agreement	Page 27 di 55

Brand Department of Ferrari and at Licensee’s expense all Related Materials, advertising, promotional or sales material relating to the Products or any other documentation relating to the business of Ferrari and shall cause, under its direct liability, Producers in possession of said Related Materials to fulfil the same obligation, subject however to the obligations regarding retention of documents laid down in Section 8.2; provided, however, that the foregoing shall not apply to any Related Materials that are required by Licensee or its Affiliates for use during the Sell off Period.

20.4

Licensee shall be fully liable towards Ferrari for the cessation by any third party under Licensee’s control and in any way used by Licensee in relation to the Products, of all and any use whatsoever of the Trademarks and/or Images, for the immediate surrender to Licensee of any items, documents or materials on which the Trademarks and/or the Images shall in any way appear and in general compliance with the provisions hereof. Following expiry or termination hereof, Licensee shall either destroy all moulds and/or work and/or instruments used for the reproduction of the Trademarks and/or the Images or – upon Ferrari’s request – transfer the same to Ferrari or to any other person or entity designated by Ferrari at a price to be agreed by the Parties, taking into consideration the age of and the wear and tear on each individual mould and/or instrument, always provided that the price shall not exceed the book value for Licensee.

20.5

Following termination of the Agreement, either by expiry or any other cause, Licensee will immediately pay to Ferrari all amounts due under the Agreement relative to the Products including Royalties on Net Turnover after the termination of the Agreement, in particular during the Sell off Period. Such payment shall be made under the same conditions specified in Schedule A. Furthermore, Licensee shall provide Ferrari within 30 (thirty) days from the termination hereof, a report on the situation.

20.6

Following termination of the Agreement, either by due expiry of the term or any other cause, neither Party shall be entitled to claim any compensation from the other Party in connection with any goodwill created hereunder.

20.7

At the end of the Term or at the expiry of the Sell off Period, if granted, Licensee shall propose to Ferrari (and only to Ferrari) the remaining inventory of the Products including the Producers’ stock, at cost of goods and Ferrari shall have the right to buy or not to buy said inventory in whole or in part from Licensee. Licensee acknowledges that Ferrari shall be entitled to re-sell such Products in the Ferrari Points of Sale.

After the expiry of the Sell off Period, Licensee shall, in alternative, be entitled to sell the remaining stock of Products solely through Licensee’s outlet stores or any of its Affiliates’ outlet stores. To such purpose, at the expiry of the Sell off Period, Licensee shall submit to Ferrari a complete report containing all the remaining stock of Products that may be sold through such outlet stores. In any case, it is expressly understood that the stock for sale in outlet stores must be within reasonable limits.

Any Products not purchased by Ferrari and/or not contained in the above mentioned stock report shall be destroyed and Licensee shall provide to Ferrari a certified copy of the document attesting to due destruction of the Products, and Ferrari reserves the right

License Agreement	Page 28 di 55

to verify the authenticity of said document pursuant to Section 13.1.

21.	Notices

21.1

Each and every communication and notification relating to the Agreement shall be sent from one Party to the other by fax, international courier (such as FedEx or UPS) with signature required by the recipient or by registered mail, return receipt requested, to the fax number and/or to the address set forth here below, or to such other address as may have been notified by one Party to the other. Such communication or notification shall be deemed to have been made at the date indicated in the receipt of the fax’s transmission or, in case of despatch by registered mail or international courier, at the date indicated in the respective receipt, as duly countersigned by the receiving party.

To Ferrari

Ferrari S.p.A.

Via Abetone Inf. 4

41053 Maranello

Attn.: Brand Department

Fax no.: +39 0536 949 959

To Licensee

Movado Group Inc.

650 From Road -Suite 375

Paramus, N.J. 07652-3556

United States

Attn.: President Licensed Brands

Fax no.: 201 267 8050

Copy to:

Legal Department at the same address

Attn: General Counsel

Fax no.; 201 267 8050

22.	Miscellaneous

22.1	VAT and other Taxes

All payments made hereunder are exclusive of VAT or similar sales taxes, if due, which taxes shall be paid in addition thereto.

22.2	Completeness of the Agreement; Registration Taxes

The Agreement, together with the Schedules and Recitals, constitutes the entire agreement between the Parties and supersedes and replaces any prior written or oral agreements, understandings, negotiations and dealings. The cost of registration duty, if any, shall be equally borne by the Parties.

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22.3	Amendments

Any amendments of the Agreement or of its Schedules shall be valid only if agreed between the Parties in writing.

22.4	Independent Contractors

This Agreement does not create a partnership or agency relationship between the Parties. Neither of the Parties is entitled to enter into any agreement, to grant rights or to incur liabilities on behalf of the other Party.

22.5	Severability

In the event that any of the terms or conditions of the Agreement that are not of the essence are held to be illegal or unenforceable, the validity or enforceability of the remainder of the Agreement shall not be affected.

22.6	Change of Control

In the event that any third party (which shall mean any person or entity other than Licensee or any Affiliate of Licensee) acquires a number of votes or shares sufficient to give the control of Movado Group Inc. to any person or entity other than Movado Group Inc’s current majority shareholder or any person or entity controlled by such majority shareholder or any of such majority shareholder’s family members (including siblings, children, grandchildren, their respective spouses, nieces, nephews, aunts, uncles and cousins) then Movado Group Inc- shall inform Ferrari of the name of said third party as soon as it may disclose said information pursuant to the applicable provisions of law. For purposes of this Section 22.6, “control” shall mean voting power of more than 50% of the total voting power represented by all the outstanding voting securities of Movado Group, Inc.

Ferrari may, within 130 (one hundred and thirty) days from the receipt of said information, terminate the Agreement without incurring any penalty either for itself or for Licensee. In such event, Licensee shall be granted the Sell off Period. Said rules shall apply also in the event of the consummation of any transaction of whatever nature that results in a change of control, directly or indirectly, of Movado Group Inc.

The Parties acknowledge that the information provided by Licensee to Ferrari pursuant to this Section 22.6 shall be deemed Confidential Information.

22.7	Default Interest

In the event that Licensee is in default with respect to its financial obligations, interest at the rate indicated in Schedule A shall accrue from the date payment should have been made until actually made in full.

23.	Code of Conduct

23.1

Licensee acknowledges receipt from Ferrari of copy of the “Fiat Group Code of Conduct” (the “Code of Conduct”, Schedule K), confirms having read such Code of Conduct carefully and having fully understood its meaning and content. Licensee undertakes to comply at all times with the provisions set forth in the Code of Conduct.

License Agreement	Page 30 di 55

24.	Confidentiality

24.1	In relation to the Confidential Information, each Party undertakes to the other, on its own behalf and on behalf of its Affiliates, Representatives and Distributors:

(a)	to use the Confidential Information solely to perform and execute the present Agreement;

(b)

not to use the Confidential Information in a manner which (i) is detrimental to the structure, to the finance and/or the image of the Disclosing Party or of any of its Affiliates and/or Representatives and/or Distributors; or (ii) prejudices or jeopardizes the relations between the Disclosing Party and third parties;

(c)

to consider the Confidential Information to be strictly private and confidential and to adopt all reasonable measures as not to prejudice, in any manner whatsoever, the confidential nature of the Confidential Information;

(d)

not to disclose or communicate to anyone, in whole or in part, on an oral and/or written basis or on IT support and/or any other kind of support, the Confidential Information save for the provisions expressly contained in this Agreement, and, in particular, in Article 24.2;

(e)	not to make any announcement or reference to the Agreement, without the previous written consent of the other Party;

(f)

not to make copies, duplicate, reproduce and record, in whatever way and by any means, the Confidential Information and whatever will be necessary for the purposes under the preceding letter a) of this Article 24.1, without the prior written consent of the Disclosing Party.

24.2

The obligations undertaken under this Agreement shall not prevent either Party from communicating the Confidential Information, in whole or in part, (a) to its Affiliates and/or Representatives and/or Distributors and/or Producers or any other third party under contract with such Party in case of the knowledge of the Confidential Information is strictly necessary in order to permit to such Party to perform and/or execute the Agreement or (b) as may be required by law. The Licensee undertakes to limit the number of the Affiliates, Representatives., Distributors, Producers or other persons who could access to the Confidential Information just to the ones who are directly involved in the above mentioned activities. The Recipient Party undertakes to guarantee that its Affiliates, Representatives, Distributors, Producers and all other persons to whom the Recipient Party discloses any Confidential Information as permitted hereunder undertake as well to maintain the confidentiality, in accordance with this Agreement, of any of the Confidential Information that they will know or will be communicated to them in carrying out their duties, with no prejudice to the joint and several liability of the Recipient Party in case of breach by any of its Affiliates, Representatives, Distributors, Producers or any other such persons.

24.3

Each Party shall be liable for all damages, direct or indirect, with the exception of consequential damages, caused to the other Party, its Representatives and Affiliates and/or Distributors, in case of any breach of the obligations under this Agreement by its Affiliates and Representatives and/or Distributors.

24.4	Upon termination or in any other case of termination or interruption of the Agreement

License Agreement	Page 31 di 55

for whatever reason, each Party undertakes:

i.

to return and cause to be returned to the Disclosing Party any original and copy of all documents and/or supports in possession of the same or of its Affiliates and/or Representatives and/or Distributors, in whatever manner, which contain or are derived from the Confidential Information;

ii.

to erase and/or destroy and cause to be erased and/or destroyed any Confidential Information saved on pc or other electronic devices held or controlled by the Recipient Party or its Affiliates or Representatives and/or Distributors, unless the Disclosing Party expressly requests the return of the Confidential Information.

24.5

The return and/or erasing/destruction of the Confidential Information will not affect the confidentiality obligations of the Parties undertaken under this Agreement, their respective Affiliates and/or Representatives and/or Distributors, which shall remain valid and effective without limit.

25.	Governing Law and Jurisdiction

25.1	Any dispute arising out of or in connection with this Agreement and all matters or issues collateral hereto shall be governed by the laws of Italy, with the exclusion of conflict of law rules.

25.2	Any dispute in connection with the Agreement shall be referred to the Ordinary Court of Milan (Italy), with the exclusion of any other judicial authority.

IN WITNESS WHEREOF, the Parties have caused the Agreement to be executed in duplicate on the date set forth herein below.

Schedules: A to N inclusive, included herein by formal mention.

Maranello, 22/3/12	Paramus, New Jersey
19 March 2012

Ferrari S.p.A.	Movado Group Inc.

/s/ Amedeo Felisa	/s/ Richard J. Coté
Name: Amedeo Felisa	Name: Richard J. Coté
Title: Chief Executive Officer	Title: President and Chief Operating Officer

Pursuant to Articles 1341 and 1342 of the Italian Civil Code, if applicable, considering that all the provisions of the Agreement have been negotiated between the Parties, the Parties expressly approve the following provisions:

• Section 2.2.	(Grant of Rights; Limits)

• Section 2.3	(Grant of Rights; Limits)

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• Section 2.5	(Grant of Rights; Limits)

• Section 2.6	(Grant of Rights; Limits)

• Section 2.7	(Grant of Rights; Limits)

• Section 7.1	(Withholding, Charges, Delayed Payments)

• Section 8.3	(Verifications and Audits)

• Section 8.4	(Verifications and Audits)

• Section 8.5	(Verifications and Audits)

• Section 9.2	(Products – Approval Procedure)

• Section 9.3	(Products – Approval Procedure)

• Section 11.2	(A&P Activity)

• Section 11.4	(A&P Activity)

• Section 13.1	(Monitoring and Inspections; Compliance with Law)

• Section 13.3	(Monitoring and Inspections; Compliance with Law)

• Section 16.11	(Trademarks)

• Section 16.3	(Trademarks)

• Article 19	(Termination with Immediate Effect; Right of Termination)

• Article 20	(Rights and Obligations following Expiry or Termination)

• Section 22.6	(Change of Control Clause)

• Article 24	(Confidentiality)

• Article 25.1	Governing Law and Jurisdiction)

• Article 25.2	(Governing Law and Jurisdiction)

Maranello, 22/3/12	Paramus, New Jersey
19 March 2012

Ferrari S.p.A.	Movado Group Inc.

/s/ Amedeo Felisa	/s/ Richard J. Coté
Name: Amedeo Felisa	Name: Richard J. Coté
Title: Chief Executive Officer	Title: President and Chief Operating Officer

License Agreement	Page 33 di 55

SCHEDULE A

Agreement Conditions

Term:	The Agreement shall be effective as of the Effective Date, and, if not terminated earlier in accordance with the terms hereof or the applicable law, shall terminate on December 31st, 2017.

Possible renewal period:

In the event total Royalty payments to Ferrari, including Guaranteed Minimum Payments, surpass the Guaranteed Minimum Payment amount provided for each year of the Term, then the Agreement shall automatically be renewed on the same terms and conditions for one renewal period of five (5) years through December 31, 2022, provided that the Guaranteed Minimum Payments that Licensee shall pay for such additional possible 5 (five) years shall be the following:

- 01/01/2018- 31/12/2018 : *;

- 01/01/2019- 31/12/2019: *;

- 01/01/2020- 31/12/2020: *;

- 01/01/2021- 31/12/2021: *;

- 01/01/2022- 31/12/2022: *.

Territory:	Worldwide.

Exclusivity:	The rights granted to Licensee pursuant to Section 2.1 herein are granted on an exclusive basis strictly within the limits set forth in Section 2.2.

Sell off Period:	Twelve (12) months. After the expiry of the Sell off period, the remaining stock of Products may be sold by Licensee solely through Licensee’s outlet stores or any of its Affiliates’ outlet stores as provided in Section 20.7.

Additional Samples:	During each calendar year Licensee shall provide to Ferrari, free of charge, within 30

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

License Agreement	Page 34 di 55

(thirty) days from Ferrari’s written request, five (5) samples of each new Product released during the Term.

Royalties:	* except for Net Turnover derived from Product sales to Distributors for which the Royalty shall be *.

Currency to be used for Guaranteed Minimum Payments and Royalties:	EUR

Default interest:	EURIBOR (3 (three) months) + spread 3 (three) percentage points

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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SCHEDULE B

Trademarks

A.	“S.F. and Prancing Horse device in a shield”

B.	“Ferrari Official Licensed Product” Logo

C.

D.

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SCHEDULE C

Product Plan

FERRARI

SALES & INVESTMENTS

	YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5	CUMULATIVE TOTAL
Global Sales Plan in EUR
Global Sales Plan in USD @ 1.3

Sales Minimums in EUR
Sales Minimums in USD @ 1.3

Royalty Minimums in EUR
Royalty Minimums in USD @ 1.3

Average Royalty Rate			*

Royalties Paid in EUR
Royalties Paid in USD @ 1.3

Global Advertising Investment in EUR
Global Advertising Investment in USD @ 1.3

Global Advertising Investment %

Advertising Minimum*

Advertising Minimums*

1	06/12/11

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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SCHEDULE D

Guaranteed Minimum Payments

Reference Period	Currency	Amount	Payment’s dates
01/01/2013- 31/12/2013	EUR	*	(i) 25% within 30/01/2013 (ii) 25% within 30/04/2013 (iii) 25% within 31/07/2013 (iv) 25% within 30/10/2013

01/01/2014- 31/12/2014	EUR	*	(i) 25% within 30/01/2014 (ii) 25% within 30/04/2014 (iii) 25% within 31/07/2014 (iv) 25% within 30/10/2014

01/01/2015- 31/12/2015	EUR	*	(i) 25% within 30/01/2015 (ii) 25% within 30/04/2015 (iii) 25% within 31/07/2015 (iv) 25% within 30/10/2015

01/01/2016- 31/12/2016	EUR	*	(i) 25% within 30/01/2016 (ii) 25% within 30/04/2016 (iii) 25% within 31/07/2016 (iv) 25% within 30/10/2016

01/01/2017- 31/12/2017	EUR	*	(i) 25% within 30/01/2017 (ii) 25% within 30/04/2017 (iii) 25% within 31/07/2017 (iv) 25% within 30/10/2017

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

License Agreement	Page 38 di 55

SCHEDULE E

Products

(i)	Watches with a suggested retail price not exceeding EUR 1.000,00 (one thousand/00) on general range;

(ii)	Watches with a suggested retail price not exceeding EUR 1.500,00 (one thousand five hundred/00) on limited edition.

SCHEDULE F

Royalties Report

Royalty Report Standard Form

Net Turnover / Royalties

Period:

Calendar Semester

(“Starting Date”)

(“End Date”)

Exchange Rates (Currency

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used for payments pursuant to Schedule A)
(monthly average exchange rate ECB)
EUR
USD
GBP
CHF
...

Net Sales

Product Code	Descrip tion	Manuf actured Products (Units)	Country of sale	Currency of sale	Delivered Products (Gross Units)	Returns (*1)	Products Sold (Net Units)	Counterpart (*2)	Gross Selling Price per Unit in Currency	Gross Selling Price per Unit in currency used for payments pursuant	Discount % (*3)	Net Sales in currency used for payments pursuant to Schedule A	Royalties %	Amount of Royalties in currency used for payments pursuant to

License Agreement	Page 41 di 55

	to Schedule A	Schedule A

(*1) max. ** gross invoiced amount

(*2) (a) Ferrari or affiliated companies (“Ferrari”); (b) Ferrari franchisee, sponsor or supplier (“FeLi”); (c) Licensee affiliated companies (“Licensee”); or (d) Clients (“Client”)

**	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

License Agreement	Page 42 di 55

SCHEDULE G

Stock Report

Stock Report Standard Form

Inventory

Period:

(“Start Date”)

(“End Date”)

Stock:

Product Code	Description	Inventory at Start Date	Manufactured Products (Units)	Delivered Products (Gross Units)	Returns	Inventory at End Date (Units)

License Agreement	Page 43 di 55

SCHEDULE H-1

[Bank letterhead paper]

FIRST DEMAND BANK GUARANTEE

[Venue and Date]

Ferrari SpA

Via Emilia Est 1163

P.O. Box 589

41100 Modena

Italy

Dear Sirs

WHEREAS

- on [            ] Ferrari SpA, with registered offices at Via Emilia Est n. 1163, 41100 Modena (MO), Italy (“Ferrari”) has entered into a license agreement (the “Agreement”) with [            ], with registered offices at [            ] duly represented by [            ] (the “Licensee”).

- pursuant to Article 4 of the Agreement and in accordance with the terms and conditions thereof, the Licensee has undertaken to deliver to you by the execution of the Agreement an irrevocable first demand bank guarantee as security for its financial obligations under the Agreement (the “Guaranteed Obligation”), for a maximum amount of EUR              (Euro             /00) [amount as set forth under Schedule H-2 of the Agreement], which shall be valid and binding until              [term as set forth under Schedule H-2 of the Agreement with respect to each contractual year].

NOW THEREFORE

(a) Upon Licensee’s request, the undersigned bank [            ], with registered office at [            ], Italy, duly represented by [            ], (the “Bank”) irrevocably and unconditionally guarantees the fulfillment of the Guaranteed Obligation (the “Guarantee”) and undertakes to pay to you, upon your first written request, any amount due by the Licensee for a maximum amount (the “Guaranteed Amount”) of EUR              (Euro             /00) [amount as set forth under Schedule H-2 of the Agreement] as from              until              [period of time set forth under Schedule H-2 of the Agreement with respect to each contractual year].

(b) The Bank undertakes to pay you, upon your first written request, without raising any objection, the Guaranteed Amount or any part thereof which the Licensee is required to pay to you in connection with its obligations under the Agreement . Therefore your demand shall be made in writing and shall indicate (i) that the Licensee failed to comply with its payment obligations under the Agreement; and (ii) the amount due and not paid. The demand is not subject to any prior notice.

(c) Notwithstanding art. 1939 of the Italian Civil Code, the Guarantee shall be considered valid and effective also in the event that the Guaranteed Obligation is declared invalid.

(d) The Bank expressly waives the right to prior execution under art. 1944 of the Italian Civil Code and waives exercise of its rights under artt. 1945, 1955 and 1957 of the Italian Civil Code.

(e) Should the Guarantee be levied only in part, the Guaranteed Amount, will automatically and progressively be reduced for an amount equal to the amount paid to the beneficiary.

(f) Should the amount due in virtue of these present not be paid within 1 (one) day as from receipt of your written demand, interest shall accrue on such amount at the rate of EURIBOR (three months) + 3%, calculated on a 360 day basis and payable for the actual number of days elapsed, excluding the dies a quo and including the dies a quem.

(g) Each payment made in relation to the Guarantee shall be made in Euro or in the currency having legal tender in Italy when the Guarantee is levied, with immediate availability through bank transfer on your bank account with                  or other current account indicated by you during the period of validity of this Guarantee, and will be paid net of any deduction, charge, right, fee, expense or any withholding of any tax by any authority.

(h) Ferrari shall be entitled to assign the rights arising out of this Guarantee to third parties subject to the prior written approval of the Bank. Such approval shall not be required in case of assignment of the rights arising out of the Guarantee to your controlling or controlled companies under article 2359 of the Italian Civil Code.

(i) The original of this document shall be returned to the Bank upon expiration or once all your claims under these present will have been satisfied.

(l) Every communication, notice or delivery of documents shall take place in writing and delivered personally, by courier or registered mail with acknowledgement of receipt to the following addresses:

Bank:

_______________

___________

_________

Ferrari:

Ferrari SpA

Via Abetone Inf. 4

41053 Maranello (MO)

Attn.: Credit Manager

License Agreement	Page 45 di 55

(m)	The Guarantee shall be governed by and interpreted in accordance with the Laws of Italy.

(n) Any and all disputes arising in connection with the Guarantee shall be exclusively referred to the Courts of Milan (MI), Italy, with the explicit exclusion of any other judicial authority.

Bank

__________________

Pursuant to Article 1341 of the Italian Civil Code, the Bank explicitly approves the provisions foreseen under litt. (b), (c), (d), (f), (h) e (n).

Bank

__________________

License Agreement	Page 46 di 55

SCHEDULE H-2

Amounts and Terms of the First Demand Bank Guarantee

(i)	Bank guarantee to be issued by the execution of the Agreement for an amount of * for the period , payable at first request until [90 days after the expiration of the first contractual period];

(ii)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [90 day as from the expiry of the second contractual period];

(iii)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [90 day as form the expiry of the third contractual period];

(iv)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [90 day as form the expiry of the fourth contractual period];

(v)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [180th day as form the expiry of the Agreement].

In case of renewal of the Agreement as provided by Schedule A, the amounts and terms of the First Demand Bank Guarantee shall be the following:

(i)	Bank guarantee to be within for an amount of * for the period , payable at first request until [90 days after the expiration of the sixth contractual period];

(ii)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [90 day as from the expiry of the seventh contractual period];

(iii)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [90 day as form the expiry of the eighth contractual period];

(iv)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [90 day as form the expiry of the ninth contractual period];

(v)	Bank guarantee to be issued within for an amount of * for the period , payable at first request until [180th day as form the expiry of the Agreement].

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

License Agreement	Page 47 di 55

SCHEDULE I

PNF Form

Ferrari - Promotional Notification Form (PNF)

1. Originator

Name

Phone Number

Company

Country

Date

2. Proposed Promotion

Country/Territory
Promotional Starting date
Promotional Ending date
For Product & Service (if Any)
Name of Promotion (if Any)
For Consumer Promotion	Yes / No
For Trade Promotion	Yes / No
For Internal Company Incentive	Yes / No
For PR initiative	Yes / No
Distribution Channel no.1
Distribution Channel no.2
Distribution Channel no.3
Other Supporting Partner
Other Supporting Partner
Other Supporting Partner

3. Promotional Items Involved

PROMOTIONAL ITEM	MANUFACTURERS	ORIGINAL or CUSTOMIZED	QUANTITY

License Agreement	Page 48 di 55

4. Promotion description	Mechanism & Characteristics

Promotion Objectives:

Promotion Objectives for the Partner:

Mechanism of the Promotion

Time frame within which the Premiums will be distributed

5. Media Support

TV (Budget (US$)/GRP /Timing):

Press (Budget (US$)/ GRP /Timing):

Radio (Budget (US$)/ GRP /Timing):

Poster (Budget (US$)/ GRP /Timing):

Web/on line:

Point of Sale:

Enclosures to the Packaging:

IN ORDER TO ENSURE SUPPORT FOR THE PROMOTION PLEASE PROVIDE US WITH A MEDIA PLAN

License Agreement	Page 49 di 55

SCHEDULE J

Insurance Policy

The insurance policy shall provide minimum cover of:

•	* per insured event covering the Territory;

•	* per insured event covering the territories of United States and Canada.

The insurance policy must (a) designate Ferrari as “additional insured party”, (b) specify that the insurance may not be terminated unless the insurer has given written notice to Ferrari, not less than 30 (thirty) days prior to the effective date for such termination, and (c) confirm that, in any event, the insurance must as a minimum cover the liability of Licensee under Article 15.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

License Agreement	Page 50 di 55

SCHEDULE K

Code of Conduct

See the enclosed document.

License Agreement	Page 51 di 55

SCHEDULE L

Sponsors and Suppliers

Sponsors and Suppliers for the year 2012:

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SCHEDULE M

Licensee’s Affiliates and Subsidiaries

Canada:

Movado Group of Canada, Inc. (2)

China:

MGI Luxury Trading Shanghai Ltd. (1)(2)

Delaware:

Movado Group Delaware Holdings Corporation

Movado LLC

England:

MGI Luxury Group UK Ltd. (2)

MGS Distribution Ltd. (2)

France:

SwissWave Europe SA (1)(2)

MGI-TWC SAS (2)

Germany:

Movado Deutschland G.m.b.H. (2)

Concord Deutschland G.m.b.H. (2)

MGI Luxury Group G.m.b.H. (2)

MGI-TWC GmbH (2)

Hong Kong:

MGI Luxury Asia Pacific Ltd. (1)(2)

SwissAm Products Ltd. (1)(2)

Japan:

MGI Japan Co., Ltd. (1)(2)

Netherlands:

MGI-TWC B.V. (2)

New Jersey:

Movado Retail Group, Inc. (2)

Singapore:

MGI Luxury Singapore Pte. Ltd. (1)(2)

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Switzerland:

Movado Watch Company, S.A. (1)(2)

MGI Luxury Group, S.A. (1)(2)

Concord Watch Company, S.A.

Ebel Watches S.A.

SA de l’immeuble de la Paix 101

(1)	Entitled to manufacture and package the Products pursuant to Article 13.4
(2)	Entitled to carry out distribution activities pursuant to Article 14.

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SCHEDULE N

Trademark Registrations

See enclosed document.

License Agreement	Page 55 di 55

FIAT GROUP CODE OF CONDUCT

Approved by the Board of Directors of Fiat S.p.A.

Contents

Foreword		7

1	Guide to the use of the Code	8

2	Business Conduct Policies	9
	Conflicts of Interest	9
	Insider Trading and Prohibition to use Confidential Information	9
	Confidentiality Obligation	9
	Bribery and Illicit Payments	10
	Money Laundering Prevention	10
	Competition	10
	Embargo and Export Control Laws	11
	Privacy	11

3	Employees	12
	Commitments	12
	Employees in Positions of Responsibility	12
	Financial Officers	12
	Equal Opportunities	13
	Harassment	13
	Working Environment	13
	Company Assets	13
	Hiring	13

4	External Relationships	14
	Customers	14
	Suppliers	14
	Public Institutions	14
	Trade Unions and Political Parties	15
	Communities	15
	Communication and Corporate Information	15
	Media Relations	16

5	Health, Safety & Environment	17

6	Accounting & Internal Control	18

7	Implementation & Assurance	20

	Appendices

	A – Definition of Subsidiary Company	22

	B – Interpretation and Reporting of Violations	23

	C – Code of Conduct Requirements for Financial Officers	24

5

Foreword

Fiat is an international group which, because of its size, activities and geographical spread, plays a significant role in the economic development and welfare of the communities where it operates.

The Group’s mission is to grow and create value by supplying innovative products and services for maximum customer satisfaction with due respect to the legitimate interests of all categories of stakeholders1, fair employment practices, safety in the workplace, and in full compliance with the applicable laws and regulative directives of the countries, in which a Group company operates.

On the basis of the above principles, the Fiat Group is committed to conduct its business in a fair and impartial manner. All business relationships will be established and maintained with integrity and loyalty and without any conflict of interest between business and personal affairs.

To achieve this, the Group requires its employees to comply with the highest standards of business conduct in the performance of their duties as set out in this Code of Conduct (“Code”) and the Policies referred to in this Code.

The Code is a guide and a support for every employee and should enable him/her to pursue the Group’s mission in the most effective manner possible.

The Code constitutes a fundamental element of the Fiat Group internal control organisational model that the Fiat Group is committed to establish and develop.

In view of the above, the Group:

•	ensures timely dissemination of the Code throughout the Group and to all recipients of the Code;

•	ensures all updates and amendments to the Code are provided on a timely basis to all recipients of the Code;

•	provides appropriate training, information and consulting support to all in relation to any questions regarding the interpretation of the Code;

•	ensures that any employee who reports violations of the Code shall not be subject to any form of retaliation;

•

imposes fair sanctions proportionate to the violation of the Code and guarantees to enforce such sanctions equally amongst all categories of employees subject to the provisions of law, of contract and of internal regulations in force within the jurisdiction in which it operates;

•	regularly checks compliance with the Code.

The Group welcomes constructive contributions from employees and partners as to the Code’s content.

The Group shall use its best endeavours to ensure that these commitments are shared by all consultants, suppliers and any other party who has at any time a relationship with the Group. The Group will not engage in or continue any relationship with those who expressly refuse to abide by the principles of the Code.

[1]

In the Code, “stakeholder” is taken to mean an individual, a community or an organisation who influences the operations of one or more Group companies and suffers the repercussions. Stakeholders may be internal (for example, employees) or external (for example, customers, suppliers, shareholders, local communities).

7

1 Guide to the use of the Code

What is the Code?

The Code is a document approved by the Board of Directors of Fiat S.p.A. that sets out the Group’s business conduct principles together with employee commitments and responsibilities.

The Code issued by the Group, constitutes the Group’s program for assuring effective prevention and detection of violations of law and regulatory directives applicable to its activities.

However, where laws and regulations in a particular jurisdiction are more lenient than those contained in the Code, the Code shall prevail.

Who is the Code addressed to?

The Code applies to Fiat S.p.A. Board members and to all employees of companies belonging to the Group2 and to all other individuals or companies who act on behalf of the Fiat Group.

The Group shall use its best endeavours to ensure that the companies in which it holds a minority interest adopt Codes of Conduct whose principles are inspired by or, in any case, do not contrast in any way with those of this Code.

The Group shall use its best endeavours to ensure that the Code is regarded as a best practice standard of business conduct on the part of those third parties with whom it entertains business relationships of a lasting nature such as advisors, counsels, agents and dealers.

Where is the Code applied?

The Code is applied in Italy and in all the other countries in which the Group operates.

Where is the Code available from?

The Code can be consulted by all employees in an accessible place, using the most appropriate procedures and in conformity with local standards and customs. It is available and may be freely downloaded from the Group’s websites (www.fiatgroup.com – external network, http://fiatgroup.net – internal network). It may also be requested from the Personnel Office, the Legal Department or from the Supervisor of the Internal Control System.

Can the Code be modified?

The Code is subject to review by the Fiat S.p.A. Board of Directors.

Reviews take account of the contributions received from employees and from third parties, as well as any developments in legislation or in best international practice, as well as experience acquired in applying the Code itself.

Any modifications introduced into the Code as a result of this review activity are published and made available in accordance with the procedures outlined above.

[2]

In the Code, “Group” refers to Fiat S.p.A. and its subsidiary companies for the purposes of art. 2359 of the Italian Civil Code and other subsidiary companies for the purposes of art. 26 of Decree Law no. 127 dated 9/4/1991. The text of these prescriptions is given in Appendix A.

8

2 Business Conduct Policies

The Group structures and develops its business, and requires all its employees and other recipients to behave on the basis of its business conduct values. All its employees and other recipients of the Code will pursue the Group’s business in compliance with the following policies:

Conflicts of Interest

All business decisions and choices taken on behalf of the Group must be made in the best interests of the Group.

Therefore employees and other recipients of the Code must avoid every possible conflict of interest, with particular regard to personal or family considerations, (for example, the existence of a vested interest with a supplier, client or competitor; inappropriate advantages deriving from the role within the Group; ownership of or trade in securities; etc.) which might affect the independence of judgement when deciding what is in the Group’s best interests and what is the most appropriate way to pursue it.

Any situation that constitutes or gives rise to a conflict must be reported immediately to the direct supervisor. Every employee shall also inform his or her immediate supervisor in writing if he or she works for any non-Group company on a stable basis or if he or she has a relationship of a financial, business, professional, family or social nature that might influence the impartiality of his or her dealing with a third party.

Insider Trading and Prohibition to use Confidential Information

All employees are strictly required to comply with insider trading legislation under any jurisdiction.

In particular, no employee or any other recipient of the Code shall ever make use of information not in the public domain and obtained because of his/her position in the Fiat Group or because of the fact that he/she enjoys a business relationship with the Group, in order to trade, directly or indirectly, shares in a company of the Group or other companies or in any case to obtain a personal advantage, or to favour third parties.

Treatment of confidential and price sensitive information will always be dealt with strictly in accordance with the specific procedures and regulations to such end issued by the Group. In order to determine when confidential information should be made public, the Group will follow the procedures provided by applicable laws.

Confidentiality Obligation

The expertise developed by the Fiat Group is a fundamental resource which every employee and recipient is called upon to protect. In fact, in the event of the improper dissemination of such expertise, the Group could suffer damage to both its capital and to its image.

Therefore employees and other recipients of the Code are bound not to reveal to third parties any information regarding the technical, technological and commercial know-how of the Group, nor any other information regarding the Group that is not in the public domain, except cases in which

9

such revelation is required by law or by other regulatory directives, or where it is expressly provided by specific contractual agreements whereby the parties have committed themselves to using such information exclusively for the purposes for which it was transmitted and to maintaining its confidentiality.

Confidentiality obligations, as per the Code, continue after termination of the working relationship.

Bribery and Illicit Payments

The Fiat Group, its employees and the other recipients of the Code are committed to the highest standards of integrity, honesty and fairness in all internal and external relationships.

No employee shall directly or indirectly accept, solicit, offer or pay a bribe or other perquisites (including gifts or gratuities, with the exception of commercial items universally accepted in an international context) even if unlawful pressure has been exerted.

The Group shall never tolerate any kind of bribery to public officials, or to any other party connected with public officials, in any form or manner, in any jurisdiction including those jurisdictions where such activity may in practice be permitted or may not be judicially indictable.

In the light of the above it is therefore forbidden for employees and other recipients to offer commercial handouts, gifts or other perquisites that may be in breach of the law or regulations, or that are in contrast with the Code, or that may, if rendered public, constitute a prejudice to the Group, even if only in terms of the Group’s image.

It is also forbidden for employees and other recipients (and members of their families) to accept handouts, gifts or other benefits that may impair the independence of their judgement. To such extent, every employee or recipient shall avoid situations where interests of a private nature may come into conflict with the interests of the Group.

Money Laundering Prevention

The Fiat Group and its employees shall never be engaged or involved in any activity which may imply the laundering (i.e. the acceptance or processing) of proceeds of criminal activities in any form or manner whatsoever.

Before establishing any relationship, the Group and its employees shall check available information (including financial information) on its business partners and suppliers to ensure that they are reputable and involved in a legitimate business.

The Group shall always comply with anti-laundering legislation in any competent jurisdiction.

Competition

The Fiat Group recognises the paramount importance of a competitive market and is committed to comply with any anti-trust legislation in force in the countries where it operates.

The Group and its employees will avoid business practices (establishment of cartels, market divisions, limitations to production or sales, tying arrangements, etc.) which may represent an antitrust violation.

10

Within the framework of fair competition, the Group shall not knowingly infringe any third party’s intellectual property rights.

Embargo and Export Control Laws

The Fiat Group is committed to ensuring that its business activities never violate international embargo and export control laws established within or applied by the countries where it operates.

In cases where embargo legislation diverges, the opinion of the Legal Department should be sought and the issue then submitted to the decision of the Chief Executive Officer of the Group company concerned.

Privacy

In the conduct of its business operations, the Fiat Group collects a significant amount of personal data and proprietary information and is committed to processing said data and information in compliance with all existing privacy laws in force in any jurisdiction where it operates, including best practice privacy protection requirements.

To this end, the Group shall ensure the highest level of security in the selection and use of its information technology systems designed to process personal data and proprietary information.

11

3 Employees

The Group recognises that motivated and highly professional people are an essential factor for maintaining competitiveness and for the creation of shareholder value and customer satisfaction.

The following principles, in compliance with the relevant ILO Conventions, confirm the importance of respect for the individual, ensure equality of treatment and exclude any form of discrimination.

Commitments

The Code is considered to be an integral and important part of each Group employee’s contract of employment.

Consequently the Group expects all employees to strictly comply with the provisions of the Code. Any violation will be treated seriously and sanctions will be imposed accordingly.

Employees shall therefore:

•	learn the details of the Code provisions and policies dealing with their own job position and, if necessary, attend training courses;

•	act and behave in a manner consistent with the Code, refraining from any conduct that might damage the Group or jeopardise the Group’s honesty, impartiality or reputation;

•	report all violations of the Code using the procedures set out in Appendix B;

•	cooperate with all internal procedures, introduced by the relevant Group company or Sector with the purpose of complying with the Code or of identifying violations of the same;

•	consult with the Legal Departments, as detailed in Appendix B, for explanations regarding interpretation of the Code;

•

cooperate fully in any investigation regarding Code violations, maintaining the utmost reticence regarding the existence of said investigations and participating actively, where requested, in audit activities on the operation of the Code.

Employees in Positions of Responsibility

Any individual who acts as a leader, supervisor or manager shall act by way of example and provide leadership and guidance in accordance with the business and ethical principles of the Code, and shall act in such a way as to demonstrate to employees that respecting the Code is an essential aspect of their work and to make sure that employees are aware that business results are never more important than compliance.

All leaders, supervisors and managers shall report every incident of non-compliance with the Code and shall be responsible for ensuring the protection of those who have reported Code violations in good faith and for adopting and applying, after consulting the competent Supervisors of the Internal Control System, sanctions commensurate with the violation committed and sufficient to represent a deterrent against any further violations.

Financial Officers

All employees who hold the position of Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Treasurer and General Counsel or who hold, even de facto, similar positions in one or more companies in the Group, are required to respect the Code as well as to rigorously comply with the specifications set out in Appendix C.

12

Any exception, even if partial or limited in time and nature, to the specifications set out in Appendix C must be authorised by the Board of Directors of Fiat S.p.A. and only for serious and justified reasons.

Equal Opportunities

The Group is committed to providing equal opportunities to all its employees, both on the job and in their career advancement.

The Head of each office shall ensure that in every aspect of employment, such as recruitment, training, compensation, promotion, transfer and termination, employees are treated according to their abilities to meet job requirements and all decisions are free from any form of discrimination, in particular, discrimination based on race, sex, age, nationality, religion and personal beliefs.

Harassment

Harassment of any kind, such as racial or sexual harassment or harassment related to other personal characteristics which has the purpose or the effect of violating the dignity of the person who is the victim of such harassment, is totally unacceptable to the Group whether it takes place inside or outside the workplace.

Working Environment

All employees shall take such steps as are necessary to maintain a good working environment in which the dignity of all is respected.

In particular, all Fiat Group employees:

•	shall not work whilst under the influence of alcohol or drugs;

•

shall be sensitive to the needs of those who will physically suffer from the effects of “passive smoke” in their place of work, including in those countries where smoking in the workplace is permitted.

•	shall avoid behaviour that might create an intimidating or offensive climate with respect to colleagues or subordinates for the purpose of marginalising or discrediting them in the workplace.

Company Assets

Employees shall use those company assets and resources to which they have access or which are in their care in an efficient manner and further use such assets in a way that is appropriate to protecting their value.

Any use of such assets and resources that might be contrary to the interests of the Fiat Group or that may be dictated by professional reasons lying outside the working relationship with the Group is forbidden.

Hiring

No employee of the Fiat Group shall accept or demand promises or transfers of money or goods or benefits, inducements or services of any kind whatsoever that may be designed to promote the hiring of any person as an employee or further his or her transfer or promotion.

13

4 External Relationships

The Fiat Group and its employees are committed to conduct and enhance their relationships with all classes of stakeholders acting in good faith, with loyalty, fairness, transparency and with due respect for the Group’s core ethical values.

Customers

The Fiat Group aspires to fully meet the expectations of the end customer.

The Group considers it essential that its customers always be treated fairly and honestly and therefore demands of its employees and other recipients of the Code that each and every relationship and contact with customers be characterised by honesty, professional integrity and transparency.

All employees shall follow the internal procedures of their respective company which are directed at achieving this objective by developing and maintaining profitable and lasting relationships with customers; offering safety, service, quality and value supported by continuous innovation.

Any relationship between the Group companies and their customers shall not discriminate unfairly between customers in dealing with them nor shall they unfairly use bargaining position to a customer’s disadvantage.

Suppliers

The supplier system plays a fundamental role in improving the Fiat Group’s overall structural competitiveness.

The Group selects suppliers that offer the best capabilities in terms of quality, innovation, costs and service, guaranteeing the highest level of customer satisfaction at all times.

Considering that it is of primary importance for the Group that its partners share Code values, employees are required to select suppliers in accordance with appropriate, objective methods, taking into account the values outlined by the Code in addition to the quality, innovation, costs and services offered. Employees are also invited to establish and maintain stable, transparent and cooperative relations with suppliers.

Public Institutions

Relations with public institutions shall be managed only by duly designated departments and appointed individuals; such relations must be transparent and inspired by Group values.

Any gift or gratuity made to representatives of any public institution (where permitted by ruling legislation) shall be modest and proportionate and must not be capable of suggesting that the Group is obtaining unfair advantage.

The Group will fully co-operate with regulatory and governmental bodies within the context of their legitimate activity. Should one or more Group companies be subjected to legitimate inspections on the part of the public authorities, the Group will provide its full cooperation.

14

Whenever a public institution is a customer or supplier of any Group company, the latter shall act in strict compliance with laws and regulations which govern the acquisition from, or the sale to, that public institution, of goods and/or services.

Any lobbying activity shall be conducted only where permitted and in strict compliance with the applicable laws and, in any case, in full observance of the Code and of any procedures to such extent specifically provided by the Group.

Trade Unions and Political Parties

Any relationship of the Fiat Group with Trade Unions, Political Parties and representatives or candidates thereof shall be inspired by the highest level of transparency and fairness.

Contributions will be allowed only if required or expressly permitted by law and, in the latter case, authorised by the duly empowered corporate bodies of each company of the Group.

Any contribution made or activity performed by employees of the Group shall be intended only as a personal voluntary contribution.

Communities

The Fiat Group and its employees are strongly committed to behave in a socially responsible manner, by respecting the uncompromisable values of a clean environment and healthy and safe workplace, such as to observe and respect the cultures and traditions of each country in which it operates.

In compliance with the relevant ILO Conventions, the Group does not employ child labour, namely it does not employ people younger than the age laid down for starting work by the legislation of the place in which the work is carried out and, in any case, younger than fifteen, unless an exception is expressly provided by international conventions and, possibly, by local legislation. The Group is also committed not to establishing working relationships with suppliers that employ child labour, as defined above.

Communication and Corporate Information

The Group recognises the vital role that clear and effective communication plays in sustaining internal and external relationships. Communication and external relations influence the development of the Group both directly and indirectly.

It is therefore necessary for these activities to be organised with clear, uniform criteria, which take into consideration both the requirements of the various business lines and the economic and social role of the Group as a whole.

The information communicated to the outside world must be timely and co-ordinated at Group level in order to take full advantage of the Group’s size and potential.

Group employees who are required to provide information to the public regarding Group companies or Sectors, business lines or geographical areas, in the form of speeches, participation at conferences, publications or any other form of presentation, must comply with any specific procedures issued by the Group and receive the prior authorisation, if so required, of the duly designated department or appointed person responsible for external communications.

15

Communications to financial and capital markets and supervisory authorities thereof shall be supplied in an accurate, complete, fair, clear, comprehensible and timely manner and always in compliance with the laws applicable in any relevant jurisdiction.

These communications shall be made only by those employees with the specific responsibility for communications to financial and capital markets and to the supervisory authorities.

Media Relations

The communication of information to the media plays an important part in building the image of the Fiat Group and therefore all information concerning the Group must be supplied in a truthful and uniform manner and only by those employees with the responsibility for media communications.

No other employee must provide any information not in the public domain concerning the Group to media representatives, or liase in any way with them to disclose company confidential information and shall instead refer all media enquiries to the appropriate person or department.

16

5 Health, Safety & Environment

The Fiat Group accepts no compromise in the field of health protection and as regards the safety of its employees in the workplace.

No Group employee shall put other employees in a position of unnecessary risk that may cause damage to their health or their physical well-being.

The Group is committed to and recognises that good health, safety and environment is critical to the success of the Group.

Everyone who works for the Group is responsible for good health, safety and environment.

The Group operates an effective environment management system which complies with all relevant national and international legislative requirements. It adopts the following fundamental principles:

•	never pollute;

•	optimise the use of resources at all times; and

•	develop products that are ever more environmentally compatible.

The Group desires to maintain public confidence in the integrity of its operations by openly reporting on and consulting with others to improve understanding of both internal and external health, safety and environmental issues associated with its operations.

Every year the Group provides specific information on the implementation of its environmental policies through the publication of the “Environmental Report”.

17

6 Accounting & Internal Control

The Group is committed to maximising long-term shareholder value.

To deliver on this commitment, the Group will maintain high standards of financial planning and control, and accounting systems consistent with and adequate to the accounting principles applicable to Group companies.

The Group will do this by applying the maximum level of transparency consistent with best business practice:

•	ensuring that all transactions are duly authorised, verifiable, legitimate and coherent;

•	ensuring that all transactions are properly recorded and accounted for in accordance with accepted best practice and appropriately documented;

•

guaranteeing the maximum fairness and transparency in the handling of transactions with related parties in conformity with the “Guidelines for Significant Transactions and Transactions with related parties” adopted by the Board of Directors of Fiat S.p.A.;

•	producing comprehensive, accurate, reliable, clear and comprehensible financial reports on a timely basis;

•	operating in strict compliance with the “Guidelines for the Internal Control System” adopted by the Fiat S.p.A. Board of Directors;

•	educating its people as to the existence, purpose and importance of internal controls;

•	understanding and managing risks to all Group company assets with professional diligence;

•

establishing rigorous business processes to ensure that management decisions (including those relating to investments and disposals) are based on sound economic analysis (including a prudent risks assessment), and provide a guarantee that company assets are optimally employed;

•	ensuring that decisions on finance, tax and accounting issues are made by the right level of management;

•

preparing the documentation to be sent to the market supervisory authorities or to be disclosed to the public in timely fashion and making sure that such documentation is comprehensive, accurate, reliable, clear and comprehensible.

The Group recognises that internal controls are of prime importance for the management and success of the Group. For this purpose the Board of Directors of Fiat S.p.A. has adopted the “Guidelines for the Internal Control System”.

The Group is committed to putting in place processes to ensure that appropriate employees obtain the required training and experience for building and maintaining an efficient internal control system that is consistent with the above-mentioned Guidelines.

The Group considers transparency in the accounting for each single transaction to be of vital importance for its success.

The Group therefore demands accurate, timely and detailed reporting from its employees with regard to financial transactions. True and accurate records of all financial transactions should be kept by employees together with proper supporting evidence.

The irregular keeping of the books of account is a violation of the Code and is considered illegal in almost all jurisdictions. It is therefore forbidden for any employee to behave in such a way or to be responsible for omissions that might lead to:

•	the recording of false transactions;

18

•	the misrecording of operations or the recording of operations that are not adequately documented;

•	the failure to record commitments, including guarantees, that might generate responsibilities or obligations for Group companies.

Within the context of a verification programme or at the request of the top management of Group companies or of the Supervisors of the Internal Control System, the Internal Audit shall review the quality and effectiveness of the Internal Control System and shall report to the Supervisor of the Internal Control System and to the other delegated officers.

Employees of the Group will be requested to assist with the monitoring of the quality and effectiveness of the Internal Control System. The Internal Audit function, the Statutory Auditors, the independent auditors and the Supervisors of the Internal Control System shall have full access to all data, documents and information necessary to perform their activities.

In so far as they are responsible, employees who are asked to cooperate on the preparation and presentation of documents destined for the supervisory authorities or for the public will ensure that such documents are complete, accurate, reliable, clear and comprehensible.

19

7 Implementation & Assurance

The Fiat Group is committed to achieving the highest standards of best practice in relation to its moral, social and business responsibilities towards the people concerned.

The Code sets out the expectations that the Group has of its people and the responsibility they must take for transforming these policies into reality.

The management of the various business-lines, Sectors and departments of the Group are responsible for ensuring that these expectations are understood and put into practice by their employees. The management must ensure that the commitments set out in the Code are implemented across business-lines, Sectors and departments.

The Group encourages employees to solicit their Legal Department in any situation regarding the Code in which they may be in doubt as to the most appropriate behaviour. A quick reply shall be given to all requests for explanation without the employee risking any form of retaliation, including indirect forms.

An appropriate sanctions policy for Code violations shall be adopted by the direct supervisors, after hearing, if necessary, the opinion of the competent Supervisors of the Internal Control System, consistent with existing laws and relevant national and company-wide labour contracts, and shall be proportionate to the particular violation of the Code.

Any form of retaliation against anyone who has in good faith reported possible violations of the Code or who has requested explanations regarding Code application procedures, will be considered a violation of the Code. The behaviour of anyone accusing other employees of a Code violation in the knowledge that such violation does not exist is also considered a Code violation.

Code violations may lead to the termination of the fiduciary relationship between the Group and the employee with the contractual and statutory consequences set forth in the applicable labour legislation.

Any exceptions to what is prescribed by the Code, including partial exceptions and exceptions limited in time and nature, may only be authorised exclusively for serious and justified reasons and only by the Board of Directors of the Group company in which the interested employee works, after hearing the opinion of the competent Supervisors of the Internal Control System.

The Internal Audit function performs periodic audit activities on the operation of the Code and results are presented to the Supervisor of the Internal Control System, the Chief Executive Officer of Fiat S.p.A. and the Board of Directors of Fiat S.p.A. Modifications to the Code or additions to it may be based on this Audit.

20

Appendices

21

Appendix A – Definition of Subsidiary Company

Art. 2359 of the Italian Civil Code:

“The following are considered subsidiary companies:

1)	companies in which another company possesses a majority of the voting rights that can be exercised at the stockholders’ meeting;

2)	companies in which another company possesses enough votes to exercise a dominant influence on the ordinary stockholders’ meeting;

3)	companies that are under the dominant influence of another company by virtue of special contractual restrictions with it.

For the purposes of enforcing numbers 1) and 2) of paragraph 1, the voting rights of subsidiary companies, fiduciary companies, and “straw men” are also counted; the voting rights of third parties are not counted…”

Art. 26 of Legislative Decree no. 127 of april 9, 1991:

“… in any event, the following are considered subsidiary companies:

1)

companies in which another has the right, by virtue of a contract or a clause in the articles of association, to exercise a dominant influence when the applicable law permits such contracts or clauses;

2)	companies in which another, on the basis of agreements with other stockholders, has sole control of a majority of the voting rights.

Enforcement of the preceding paragraph also takes into account the rights of subsidiary companies, fiduciary companies, and “straw men”; the voting rights of third parties are not considered”

22

Appendix B – Interpretation and Reporting of Violations

For queries relating to specific provisions or requiring clarification of the Code, employees are encouraged to contact the Legal Department responsible for the relevant Group company.

If an employee wishes to report a violation (or suspected violation) of the Code, he/she should contact his/her direct supervisor. If the grievance remains unresolved, or the employee feels uncomfortable reporting the grievance to the direct supervisor, he/she should report it to the competent Supervisor of the Internal Control System.

If a third party wishes to report a violation (or suspected violation) of the Code, he/she should contact the competent Supervisor of the Internal Control System or the specific channels that will be identified by the Group Companies for that purpose.

Interpreting or Reporting Structure:

A) Interpretation

B) Reporting

23

Appendix C – Code of Conduct Requirements for Financial Officers

The undersigned                     , in his capacity as                      of the company                     , affirms that in the course of discharging the aforesaid duties in addition to respecting the Fiat Group Code of Conduct, he will abide by the following rules, which represent an integral and essential part of his obligations by virtue of his position at the Company:

•	comport himself with honesty and integrity, avoiding all conflicts of interest, including potential ones, deriving from his personal or professional relationships;

•

promptly provide his own superior and - if so required by virtue of his position at the Company - the independent auditor, the Board of Directors, the Board of Statutory Auditors, and the stockholders with complete, accurate, objective, and immediately comprehensible data and information;

•

promptly report to the appropriate person or, as the case may be, the competent Supervisor of the Internal Control System or the Audit Committee of Fiat S.p.A. violations of the Fiat Group Code of Conduct of which he has actual knowledge or credible evidence;

•

act so as to ensure full, fair, accurate, and understandable disclosure in reports and documents that are to be filed with (or are instrumental to the filing of documents to be filed with) public authorities and in any other public communication;

•	act in full compliance with the norms and regulations that apply to the Company;

•	act with maximum professional objectivity, avoiding situations where his/her independent judgment might be unduly influenced by external circumstances;

•

treat information not in the public domain and obtained by virtue of his/her position in the Company with the maximum confidentiality, avoiding any use of said information to his/her personal benefit or the benefit of others;

•	promote the highest standards of integrity and professionalism amongst his own subordinates;

•	use Company assets and resources in the most correct and professional manner.

24

Fiat Group Code of Conduct

Compiled by Fiat SpA

Editorial design and graphics by Satiz srl

Printed in Italy, June 2003

Nostro riferimento	Immagine	Titolo	Tipo marchio	Diritto	Nazione	Classi	Classi locali	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
M740103_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Marchio UIBM	Italia	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	TO1997C001621	09 lug 1997	715758	TO2007C000279	24 gen 2007	1288528	26 mag 2010	16 giu 2017	CONCESSO	FERRARI S.P.A.		
T251023_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Comunitario	Comunitario	03, 06, 14, 18, 25, 28, 41		01 apr 1996	1598689	02 ott 1998	1598689	1598689	01 apr 2006	1598689	02 apr 2006	01 apr 2016	CONCESSO	FERRARI S.P.A.		
T251101		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Andorra	03, 06, 09, 12, 14, 16, 18, 24, 25, 28, 37							11 mar 2004	20593	12 mar 2004	11 mar 2014	CONCESSO	FERRARI S.P.A.		
T251234		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Arabia Saudita	14							16 dic 2006	942/64	28 ago 2007	28 ago 2016	CONCESSO	FERRARI S.P.A.		
T251406		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Argentina	14						2566640	05 mag 2005	2101321	26 lug 2006	26 lug 2016	CONCESSO	FERRARI S.P.A.		
T251523		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Australia	14						1037583	13 gen 2005	1037583	31 ago 2005	13 gen 2015	CONCESSO	FERRARI S.P.A.		
T251625		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Bahrein	14							04 dic 2003	40161	17 ago 2005	04 dic 2013	CONCESSO	FERRARI S.P.A.		
T251768		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Brasile	14	3.6.1					820189685	05 set 1997	820189685	07 giu 2005	07 giu 2015	CONCESSO	FERRARI S.P.A.		
T251996		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Cambogia	14						30156	20 feb 2008	28830	10 lug 2008	20 feb 2018	CONCESSO	FERRARI S.P.A.		
T252040		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Canada	03, 06, 09, 12, 14, 18, 25, 28, 37, 41						824015	24 set 1996	543297	02 apr 2001	02 apr 2016	CONCESSO	FERRARI S.P.A.	TO2003C001797	26 giu 2003
T252142		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Cile	09, 14, 16, 18, 25, 28						781881	23 lug 2007	830285	16 ott 2008	16 ott 2018	CONCESSO	FERRARI S.P.A.

Marchio SF—CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Immagine Titolo Tipo marchio Diritto Nazione Classi Classi locali NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

M 7 4 0 1 0 3 _ R 1 (VOLTO AComplesso Marchio UIBM Italia 16 giu 1997 TO1997C001621 09 lug 1997 715758 TO2007C000279 24 gen 2007 1288528 26 mag 2010 16 giu 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 14, 18,

T251023_R1 (VOLTO AComplesso Comunitario Comunitario 01 apr 1996 1598689 02 ott 1998 1598689 1598689 01 apr 2006 1598689 02 apr 2006 01 apr 2016 CONCESSO FERRARI S.P.A.

25, 28, 41 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 12,

(VOLTO A

T251101 Complesso Nazionale Andorra 14, 16, 18, 24,11 mar 2004 20593 12 mar 2004 11 mar 2014 CONCESSO FERRARI S.P.A.

SINISTRA)

25, 28, 37

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T251234 Complesso Nazionale Arabia Saudita 14 16 dic 2006 942/64 28 ago 2007 28 ago 2016 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T251406 Complesso Nazionale Argentina 14 2566640 05 mag 2005 2101321 26 lug 2006 26 lug 2016 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T251523 Complesso Nazionale Australia 14 1037583 13 gen 2005 1037583 31 ago 2005 13 gen 2015 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T251625 Complesso Nazionale Bahrein 14 04 dic 2003 40161 17 ago 2005 04 dic 2013 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T251768 (VOLTO AComplesso Nazionale Brasile 14 3.6.1 820189685 05 set 1997 820189685 07 giu 2005 07 giu 2015 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T251996 Complesso Nazionale Cambogia 14 30156 20 feb 2008 28830 10 lug 2008 20 feb 2018 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE03, 06, 09, 12,

T252040 (VOLTO AComplesso Nazionale Canada 14, 18, 25, 28,824015 24 set 1996 543297 02 apr 2001 02 apr 2016 CONCESSO FERRARI S.P.A.TO2003C001797 26 giu 2003 SINISTRA),37, 41 SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A09, 14, 16, 18,

T252142 Complesso Nazionale Cile 781881 23 lug 2007 830285 16 ott 2008 16 ott 2018 CONCESSO FERRARI S.P.A.

SINISTRA)25, 28

(VERSIONE 1),

SCUDO, STRISCE

Nostro riferimento	Immagine	Titolo	Tipo marchio	Diritto	Nazione	Classi	Classi locali	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
T252359		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Colombia	14						07-077881	31 lug 2007	360200	01 mar 2008	01 mar 2018	CONCESSO	FERRARI S.P.A		
T252400_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Corea Del Sud	06, 14, 18		14 ago 1997	97-38821	22 set 1998	422697	50-2008-18206	25 ago 2008	422697	17 nov 2008	22 set 2018	CONCESSO	FERRARI S.P.A		
T252437		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Corea Del Sud	14						21559/02	10 mag 2002	569711	24 dic 2003	24 dic 2013	CONCESSO	FERRARI S.P.A		
T252452		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Corea Del Sud	03, 06, 09, 12, 14, 16, 18, 20, 21, 24, 25, 26, 28, 35, 37, 41						4134/2003	18 nov 2003	13753	21 set 2005	21 set 2015	CONCESSO	FERRARI S.P.A		
T252525		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Costarica	14						2007-0012630	07 ago 2007	173191	14 mar 2008	14 mar 2018	CONCESSO	FERRARI S.P.A		
T252714		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Emirati Arabi Uniti	14						82211	25 giu 2006	80112	07 mar 2007	25 giu 2016	CONCESSO	FERRARI S.P.A		
T252903		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Filippine	03, 12, 14, 16, 18, 24, 25, 26, 28, 35, 37, 41						04-2007-006674	27 giu 2007	4-2007-006674	28 apr 2008	28 apr 2018	CONCESSO	FERRARI S.P.A		
T252972_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Giappone	14		16 ago 1996	91717/96	05 giu 1998	4153161		05 giu 2008	4153161	17 giu 2008	05 giu 2018	CONCESSO	FERRARI S.P.A		
T253068		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Giordania	14						74389	13 apr 2004	74389	23 nov 2004	13 apr 2014	CONCESSO	FERRARI S.P.A		
T253255_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Hong Kong	03, 06, 09, 14, 16, 18, 24, 25, 28							30 apr 2004	1998/11110AA	05 lug 2004	20 giu 2014	CONCESSO	FERRARI S.P.A		
T253379		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	India	03, 09, 12, 14, 16, 18, 24, 25, 26, 28, 34, 41, 42						1391488	13 ott 2005	1391488	01 giu 2007	13 ott 2015	CONCESSO	FERRARI S.P.A

Marchio SF—CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Immagine Titolo Tipo marchio Diritto Nazione Classi Classi locali NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SF—CAVALLINO

RAMPANTE

(VOLTO A

T 2 5 2 3 5 9 Complesso Nazionale Colombia 1 4 07-077881 31 lug 2007 360200 01 mar 2008 01 mar 2018 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T252400_R1 (VOLTO AComplesso Nazionale Corea Del Sud 06, 14, 18 14 ago 1997 97-38821 22 set 1998 422697 50-2008-18206 25 ago 2008 422697 17 nov 2008 22 set 2018 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T252437 (VOLTO AComplesso Nazionale Corea Del Sud 14 21559/02 10 mag 2002 569711 24 dic 2003 24 dic 2013 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE03, 06, 09, 12,

(VOLTO A14, 16, 18, 20,

T252452 Complesso Nazionale Corea Del Sud 4134/2003 18 nov 2003 13753 21 set 2005 21 set 2015 CONCESSO FERRARI S.P.A.

SINISTRA)21, 24, 25, 26,

(VERSIONE 1),28, 35, 37, 41 SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T252525 Complesso Nazionale Costarica 14 2007-0012630 07 ago 2007 173191 14 mar 2008 14 mar 2018 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO AEmirati Arabi

T252714 Complesso Nazionale 14 82211 25 giu 2006 80112 07 mar 2007 25 giu 2016 CONCESSO FERRARI S.P.A.

SINISTRA)Uniti

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 12, 14, 16,

(VOLTO A

T252903 Complesso Nazionale Filippine 18, 24, 25, 26,04-2007-006674 27 giu 2007 4-2007-006674 28 apr 2008 28 apr 2018 CONCESSO FERRARI S.P.A.

SINISTRA)

28, 35, 37, 41

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T252972_R1 (VOLTO AComplesso Nazionale Giappone 14 16 ago 1996 91717/96 05 giu 1998 4153161 05 giu 2008 4153161 17 giu 2008 05 giu 2018 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T253068 Complesso Nazionale Giordania 14 74389 13 apr 2004 74389 23 nov 2004 13 apr 2014 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T253255_R1 (VOLTO AComplesso Nazionale Hong Kong 30 apr 2004 1998/11110AA 05 lug 2004 20 giu 2014 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 09, 12, 14,

(VOLTO A

T253379 Complesso Nazionale India 16, 18, 24, 25,1391488 13 ott 2005 1391488 01 giu 2007 13 ott 2015 CONCESSO FERRARI S.P.A.

SINISTRA)

26, 28, 34, 41, 42

(VERSIONE 1),

SCUDO, STRISCE

Nostro riferimento	Immagine	Titolo	Tipo marchio	Diritto	Nazione	Classi	Classi locali	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
T253579		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Israele	14						191204	22 giu 2006	191204	09 dic 2007	22 giu 2016	CONCESSO	FERRARI S.P.A.		
T253695		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Kuwait	14						81918	23 dic 2006	71773	22 giu 2008	22 dic 2016	CONCESSO	FERRARI S.P.A.		
T253779		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Libano	09, 12, 14, 16, 25, 28, 37						6206	21 nov 2006			21 nov 2021	PENDENTE	FERRARI S.P.A.		
T253954		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Malesia	14						05000897	19 gen 2005	05000897	23 ott 2007	19 gen 2015	CONCESSO	FERRARI S.P.A.		
T254050		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Malta	14						39500	20 giu 2003	39500	26 apr 2004	20 giu 2013	CONCESSO	FERRARI S.P.A.		
T254088_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Messico	14		03 lug 1996	267259	27 set 1996	532691		03 lug 2006	532691	18 lug 2006	03 lug 2016	CONCESSO	FERRARI S.P.A.		
T254306		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Norvegia	14						2005/00421	17 gen 2005	233549	26 giu 2006	26 giu 2016	CONCESSO	FERRARI S.P.A.		
T254346		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Nuova Zelanda	14						723879	13 gen 2005	723879	14 lug 2005	13 gen 2015	CONCESSO	FERRARI S.P.A.		
T254569		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Paraguay	14						26623	14 ago 2007	312195	23 giu 2008	23 giu 2018	CONCESSO	FERRARI S.P.A.		
T254632		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Peru	14						353936	13 mag 2008	143798	30 set 2008	30 set 2018	CONCESSO	FERRARI S.P.A.		
T254726		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Qatar	14						42819	14 gen 2007	42819	23 lug 2009	14 gen 2017	CONCESSO	FERRARI S.P.A.

Marchio SF—CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Immagine Titolo Tipo marchio Diritto Nazione Classi Classi locali NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SF—CAVALLINO

RAMPANTE

(VOLTO A

T 2 5 3 5 7 9 Complesso Nazionale Israele 1 4 191204 22 giu 2006 191204 09 dic 2007 22 giu 2016 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T253695 Complesso Nazionale Kuwait 14 81918 23 dic 2006 71773 22 giu 2008 22 dic 2016 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A09, 12, 14, 16,

T253779 Complesso Nazionale Libano 6206 21 nov 2006 21 nov 2021 PENDENTE FERRARI S.P.A.

SINISTRA)25, 28, 37

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T253954 Complesso Nazionale Malesia 14 05000897 19 gen 2005 05000897 23 ott 2007 19 gen 2015 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T254050 (VOLTO AComplesso Nazionale Malta 14 39500 20 giu 2003 39500 26 apr 2004 20 giu 2013 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T254088_R1 (VOLTO AComplesso Nazionale Messico 14 03 lug 1996 267259 27 set 1996 532691 03 lug 2006 532691 18 lug 2006 03 lug 2016 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T254306 Complesso Nazionale Norvegia 14 2005/00421 17 gen 2005 233549 26 giu 2006 26 giu 2016 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T254346 Complesso Nazionale Nuova Zelanda 14 723879 13 gen 2005 723879 14 lug 2005 13 gen 2015 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T254569 Complesso Nazionale Paraguay 14 26623 14 ago 2007 312195 23 giu 2008 23 giu 2018 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T254632 Complesso Nazionale Peru 14 353936 13 mag 2008 143798 30 set 2008 30 set 2018 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T254726 Complesso Nazionale Qatar 14 42819 14 gen 2007 42819 23 lug 2009 14 gen 2017 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

Nostro riferimento	Immagine	Titolo	Tipo marchio	Diritto	Nazione	Classi	Classi locali	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
T254869_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Singapore	14		03 lug 1997	T97/07932I	29 mar 2004	T97/07932I			T97/07932I	12 lug 2007	03 lug 2017	CONCESSO	FERRARI S.P.A.		
T255050		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Sud Africa	14						2005/00699	14 gen 2005	2005/00699	18 nov 2008	14 gen 2015	CONCESSO	FERRARI S.P.A.		
T255181_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	Taiwan	14		11 lug 1997	35586/86	16 nov 1998	826421		01 mar 2004	826421	02 apr 2004	31 mar 2014	CONCESSO	FERRARI S.P.A.		
T255376		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Thailandia	14						558045	07 lug 2004	TM233667	16 gen 2006	06 lug 2014	CONCESSO	FERRARI S.P.A.		
T255461		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Turchia	09, 14						2005/01359	17 gen 2005	2005/01359	17 gen 2005	17 gen 2015	CONCESSO	FERRARI S.P.A.		
T255489		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	USA	03, 06, 14, 16, 25, 28, 37, 41						75/195529	12 nov 1996	2585555	25 giu 2002	25 giu 2012	CONCESSO	FERRARI S.P.A.		
T255526		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Nazionale	USA	09, 14						78/271316	08 lug 2003	3008524	25 ott 2005	25 ott 2015	CONCESSO	FERRARI S.P.A.	TO2003C001797	26 giu 2003
T255729		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA) (VERSIONE 1), SCUDO, STRISCE	Complesso	Nazionale	Venezuela	14						2007-019328	10 ago 2007	P-292885	31 mar 2009	31 mar 2024	CONCESSO	FERRARI S.P.A.		
T255782_R1		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	CN KP HR RU LI MC CZ RO SK SI CH UA HU VN UA	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979 D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-01		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Cina Popolare	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-02		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Corea Del Nord	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.

Marchio SF—CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Immagine Titolo Tipo marchio Diritto Nazione Classi Classi locali NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SF—CAVALLINO

RAMPANTE

T 2 5 4 8 6 9 _ R 1 (VOLTO AComplesso Nazionale Singapore 14 03 lug 1997 T97/07932I 29 mar 2004 T97/07932I T97/07932I 12 lug 2007 03 lug 2017 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T255050 Complesso Nazionale Sud Africa 14 2005/00699 14 gen 2005 2005/00699 18 nov 2008 14 gen 2015 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T255181_R1 (VOLTO AComplesso Nazionale Taiwan 14 11 lug 1997 35586/86 16 nov 1998 826421 01 mar 2004 826421 02 apr 2004 31 mar 2014 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T255376 Complesso Nazionale Thailandia 14 558045 07 lug 2004 TM233667 16 gen 2006 06 lug 2014 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T255461 Complesso Nazionale Turchia 09, 14 2005/01359 17 gen 2005 2005/01359 17 gen 2005 17 gen 2015 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 14, 16,

T255489 (VOLTO AComplesso Nazionale USA 75/195529 12 nov 1996 2585555 25 giu 2002 25 giu 2012 CONCESSO FERRARI S.P.A.

25, 28, 37, 41 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T255526 (VOLTO AComplesso Nazionale USA 09, 14 78/271316 08 lug 2003 3008524 25 ott 2005 25 ott 2015 CONCESSO FERRARI S.P.A.TO2003C001797 26 giu 2003 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T255729 Complesso Nazionale Venezuela 14 2007-019328 10 ago 2007 P-292885 31 mar 2009 31 mar 2024 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

CN KP HR RU LI

RAMPANTE

MC CZ RO SK SI03, 06, 09, 14,

T255782_R1 (VOLTO AComplesso Internazionale 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979 D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

CH UA HU VN16, 18, 24, 25, 28 SINISTRA), UA

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-01 (VOLTO AComplesso Internazionale Cina Popolare 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-02 (VOLTO AComplesso Internazionale Corea Del Nord 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

Nostro riferimento	Immagine	Titolo	Tipo marchio	Diritto	Nazione	Classi	Classi locali	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
T255782_R1-03		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Croazia	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-04		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Russia	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-05		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Liechtenstein	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-06		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Monaco	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-07		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Repub. Ceca	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-08		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Romania	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-09		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Repub.Slovacca	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-10		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Slovenia	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-11		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Svizzera	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-12		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Ucraina	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.		
T255782_R1-13		SF - CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE	Complesso	Internazionale	Ungheria	03, 06, 09, 14, 16, 18, 24, 25, 28		16 giu 1997	24036-D/97	09 lug 1997	681429A	23979-D/2007	09 feb 2007	681429A	09 lug 2007	09 lug 2017	CONCESSO	FERRARI S.P.A.

Marchio SF—CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Immagine Titolo Tipo marchio Diritto Nazione Classi Classi locali NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T 2 5 5 7 8 2 _ R 1 -0 3 (VOLTO AComplesso Internazionale Croazia 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-04 (VOLTO AComplesso Internazionale Russia 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-05 (VOLTO AComplesso Internazionale Liechtenstein 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-06 (VOLTO AComplesso Internazionale Monaco 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-07 (VOLTO AComplesso Internazionale Repub. Ceca 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-08 (VOLTO AComplesso Internazionale Romania 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-09 (VOLTO AComplesso Internazionale Repub.Slovacca 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-10 (VOLTO AComplesso Internazionale Slovenia 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-11 (VOLTO AComplesso Internazionale Svizzera 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-12 (VOLTO AComplesso Internazionale Ucraina 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-13 (VOLTO AComplesso Internazionale Ungheria 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

Marchio SF—CAVALLINO RAMPANTE (VOLTO A SINISTRA), SCUDO, STRISCE in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Immagine Titolo Tipo marchio Diritto Nazione Classi Classi locali NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T 2 5 5 7 8 2 _ R 1 -1 4 (VOLTO AComplesso Internazionale Viet Nam 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979-D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

03, 06, 09, 14,

T255782_R1-15 (VOLTO AComplesso Internazionale Ucraina 16 giu 1997 24036-D/97 09 lug 1997 681429A 23979 D/2007 09 feb 2007 681429A 09 lug 2007 09 lug 2017 CONCESSO FERRARI S.P.A.

16, 18, 24, 25, 28 SINISTRA), SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

T258026_R1 (VOLTO AComplesso Nazionale Corea Del Sud 09, 14, 25, 26 14 ago 1997 38837/97 09 mar 1999 443537 50-2009-4803 05 mar 2009 443537 03 ago 2009 09 mar 2019 CONCESSO FERRARI S.P.A.

SINISTRA),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

(VOLTO A

T261619 Figurativo Nazionale Macao 14 N/48172 11 mar 2010 N/048172 25 giu 2010 25 giu 2017 CONCESSO FERRARI S.P.A.

SINISTRA)

(VERSIONE 1),

SCUDO, STRISCE

SF—CAVALLINO

RAMPANTE

RINNOVO

T263342_R1 (VOLTO AFigurativo Nazionale Brasile 14 7 05 set 1997 200004956 12 dic 2000 200004956 21 ott 2010 12 dic 2020 FERRARI S.P.A.

PENDENTE

SINISTRA),

SCUDO, STRISCE

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SCUDERIA

T2 5 2 2 6 3 _ R1 Denominativo Nazionale Cipro Greca 14 16 lug 1999 53622 24 mar 2004 53622 16 lug 2006 53622 07 ago 2006 16 lug 2020 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T252311_R1 Denominativo Nazionale Cipro Turca 14 28 lug 1999 4896 28 lug 1999 A4896 28 lug 2006 A4896 28 lug 2006 28 lug 2020 CONCESSO FERRARI S.P.A.

FERRARI

03, 06, 09, 14, SCUDERIA

T252995 Denominativo Nazionale Giappone 16, 18, 24, 25,65612/99 23 lug 1999 4710086 12 set 2003 12 set 2013 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 41, 42

03, 06, 09, 14, SCUDERIA

T253276_R1 Denominativo Nazionale Hong Kong 16, 18, 24, 25,14 lug 1999 9114/99 29 mag 2000 7607/2000 200007607AA 13 lug 2006 14 lug 2016 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 41, 42, 43

03, 06, 09, 14, SCUDERIA

T253758 Denominativo Nazionale Libano 16, 18, 24, 25,2537 03 ago 1999 81130 25 set 1999 03 ago 2014 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 41, 42

SCUDERIA

T253805_R1 Denominativo Nazionale Macao 14 10 gen 2000 5353 10 lug 2000 N/005353 5353 10 lug 2007 5353 10 apr 2008 10 lug 2014 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T254009 Denominativo Nazionale Malta 14 30306 15 lug 1999 30306 09 giu 2000 15 lug 2013 CONCESSO FERRARI S.P.A.

FERRARI

03, 06, 09, 14, SCUDERIA

T254329_R1 Denominativo Nazionale Nuova Zelanda 16, 18, 24, 25,312680 04 lug 2006 14 lug 2016 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 35, 41, 42

SCUDERIA

T254453_R1 Denominativo Nazionale Pakistan 14 12 lug 1999 156221 12 ago 2004 156221 12 lug 2006 156221 02 nov 2006 12 lug 2016 CONCESSO FERRARI S.P.A.

FERRARI

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SCUDERIA

T2 5 5 2 1 9 _ R1 Denominativo Nazionale Taiwan 14 22 lug 1999 35913/88 16 gen 2001 925523 925523 02 apr 2004 31 mar 2014 CONCESSO FERRARI S.P.A.

FERRARI

03, 06, 09, 14, SCUDERIA

T255430 Denominativo Nazionale Tunisia 16, 18, 24, 25,EE991286 09 ago 1999 EE991286 09 ago 1999 09 ago 2014 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 41, 42

03, 06, 09, 14,

SCUDERIA16, 18, 20, 21,

T255587 Denominativo Nazionale USA 77/551249 20 ago 2008 3.882.042 30 nov 2010 30 nov 2020 CONCESSO FERRARI S.P.A.

FERRARI 22, 24, 25, 26,

28, 35, 41, 43

SCUDERIA

T255637 Denominativo Nazionale Venezuela 14 1999/013015 30 lug 1999 P-249025 04 nov 2003 04 nov 2013 CONCESSO FERRARI S.P.A.

FERRARI

03, 06, 09, 14, SCUDERIA

T258152_R1 Denominativo Comunitario Comunitario 16, 18, 24, 25,23 giu 1999 1218585 22 mag 2001 1218585 21 apr 2009 1218585 05 lug 2009 23 giu 2019 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 35, 41, 42

SCUDERIA

T258319_R1 Denominativo Nazionale Arabia Saudita 14 07 ago 1999 05 set 2001 586/46 586/46 04 ott 2010 27 dic 2018 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T258807 Denominativo Nazionale Indonesia 14 D002009 023973 22 lug 2009 IDM000288024 11 gen 2011 22 lug 2019 CONCESSO FERRARI S.P.A.

FERRARI

03, 06, 09, 14, SCUDERIA

T259030_R1 Denominativo Nazionale Svizzera 16, 18, 24, 25,23 lug 1999 05809/1999 29 nov 1999 467123 P-467123 23 lug 2019 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 35, 41, 42

SCUDERIA

T259636_R1 Denominativo Nazionale Thailandia 14 19 ago 1999 395398 03 ott 2000 KOR120911 17 ago 2009 120911 26 ago 2009 18 ago 2019 CONCESSO FERRARI S.P.A.

FERRARI

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

SCUDERIA

T2 5 9 6 4 6 _ R1 Denominativo Nazionale Messico 14 22 lug 1999 384163 24 feb 2000 643068 21 lug 2009 643068 14 set 2009 22 lug 2019 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T259663_R1 Denominativo Nazionale India 14 20 lug 1999 866893 28 set 2006 866893 866893 27 ago 2009 20 lug 2019 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T259693_R1 Denominativo Nazionale Singapore 14 02 ago 1999 T99/08131B 21 mar 2001 T99/08131B 235965 31 lug 2009 T9908131B 31 lug 2009 02 ago 2019 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T259700_R1 Denominativo Nazionale Oman 14 04 ago 1999 20589 24 feb 2004 20589 20589 04 ago 2009 04 ago 2019 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T259740_R1 Denominativo Nazionale Sud Africa 14 13 lug 1999 99/12407 09 dic 2002 99/12407 13 lug 2009 1999/12407 13 lug 2009 13 lug 2019 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIAEmirati ArabiRINNOVO IN

T259765_R1 Denominativo Nazionale 14 25 ago 1999 32674 05 set 2000 25444 25 ago 2019 FERRARI S.P.A.

FERRARI Uniti CORSO

03, 06, 09, 14, SCUDERIA

T259785_R1 Denominativo Nazionale Australia 16, 18, 24, 25,13 lug 1999 800032 12 dic 2001 800032 800032 17 lug 2009 13 lug 2019 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 35, 41, 42

SCUDERIA

T259814_R1 Denominativo Nazionale Bahrein 14 17 ott 1999 14 apr 2002 26362 26362 10 ago 2009 17 ott 2019 CONCESSO FERRARI S.P.A.

FERRARI

SCUDERIA

T259834_R1 Denominativo Nazionale Malesia 14 06 ago 1999 99007394 27 set 2006 99007394 99007394 17 set 2009 06 ago 2019 CONCESSO FERRARI S.P.A.

FERRARI

Nostro riferimento	Titolo	Tipo marchio	Diritto	Nazione	Classi	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
T260591_R1	SCUDERIA FERRARI	Denominativo	Internazionale	HU VN RU RO SI SM TJ TR UA MA MC MK MN MD NO PL CN EG LI IS KZ LV BA HR KP CU CZ DZ RS AL AM BG BY ME	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-01	SCUDERIA FERRARI	Denominativo	Internazionale	Ungheria	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-02	SCUDERIA FERRARI	Denominativo	Internazionale	Viet Nam	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-03	SCUDERIA FERRARI	Denominativo	Internazionale	Russia	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-04	SCUDERIA FERRARI	Denominativo	Internazionale	Romania	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-05	SCUDERIA FERRARI	Denominativo	Internazionale	Slovenia	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-06	SCUDERIA FERRARI	Denominativo	Internazionale	Repubblica di San Marino	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-07	SCUDERIA FERRARI	Denominativo	Internazionale	Tajikistan	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-08	SCUDERIA FERRARI	Denominativo	Internazionale	Turchia	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

HU VN RU RO SI

SM TJ TR UA

MA MC MK MN

03, 06, 09, 14, SCUDERIAMD NO PL CN

T2 6 0 5 9 1 _ R1 Denominativo Internazionale 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI EG LI IS KZ LV

26, 28, 35, 41, 42 BA HR KP CU

CZ DZ RS AL AM

BG BY ME

03, 06, 09, 14, SCUDERIA

T260591_R1-01 Denominativo Internazionale Ungheria 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-02 Denominativo Internazionale Viet Nam 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-03 Denominativo Internazionale Russia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-04 Denominativo Internazionale Romania 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-05 Denominativo Internazionale Slovenia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIARepubblica di

T260591_R1-06 Denominativo Internazionale 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI San Marino

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-07 Denominativo Internazionale Tajikistan 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-08 Denominativo Internazionale Turchia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

03, 06, 09, 14, SCUDERIA

T2 6 0 5 9 1 _ R1—0 9 Denominativo Internazionale Ucraina 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-10 Denominativo Internazionale Marocco 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-11 Denominativo Internazionale Monaco 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIARepub. Di

T260591_R1-12 Denominativo Internazionale 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI Macedonia

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-13 Denominativo Internazionale Mongolia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-14 Denominativo Internazionale Moldavia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-15 Denominativo Internazionale Norvegia 16, 18, 25, 26,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-16 Denominativo Internazionale Polonia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-17 Denominativo Internazionale Cina Popolare 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

Nostro riferimento	Titolo	Tipo marchio	Diritto	Nazione	Classi	Primo dep. Data deposito	Primo dep. Numero Domanda	Primo dep. Data concessione	Primo dep. Numero concessione	Numero Domanda	Data deposito	Numero concessione	Data concessione	Data scadenza	Stato	Richiedente	Priorita' Numero Domanda	Priorita' Data deposito
T260591_R1-18	SCUDERIA FERRARI	Denominativo	Internazionale	Egitto	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-19	SCUDERIA FERRARI	Denominativo	Internazionale	Liechtenstein	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-20	SCUDERIA FERRARI	Denominativo	Internazionale	Islanda	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-21	SCUDERIA FERRARI	Denominativo	Internazionale	Kazakistan	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-22	SCUDERIA FERRARI	Denominativo	Internazionale	Lettonia	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-23	SCUDERIA FERRARI	Denominativo	Internazionale	Bosnia-Erzegovina	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-24	SCUDERIA FERRARI	Denominativo	Internazionale	Croazia	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-25	SCUDERIA FERRARI	Denominativo	Internazionale	Corea Del Nord	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999
T260591_R1-26	SCUDERIA FERRARI	Denominativo	Internazionale	Cuba	03, 06, 09, 14, 16, 18, 24, 25, 26, 28, 35, 41, 42			29 nov 1999	726243	11992 D/2009	17 nov 2009	726243	29 nov 2009	29 nov 2019	CONCESSO	FERRARI S.P.A.	05809/1999	23 lug 1999

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

03, 06, 09, 14, SCUDERIA

T2 6 0 5 9 1 _ R1—1 8 Denominativo Internazionale Egitto 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-19 Denominativo Internazionale Liechtenstein 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-20 Denominativo Internazionale Islanda 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-21 Denominativo Internazionale Kazakistan 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-22 Denominativo Internazionale Lettonia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIABosnia-

T260591_R1-23 Denominativo Internazionale 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI Erzegovina

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-24 Denominativo Internazionale Croazia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-25 Denominativo Internazionale Corea Del Nord 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-26 Denominativo Internazionale Cuba 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

03, 06, 09, 14, SCUDERIA

T2 6 0 5 9 1 _ R1—2 7 Denominativo Internazionale Repub. Ceca 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-28 Denominativo Internazionale Algeria 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-29 Denominativo Internazionale Serbia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-30 Denominativo Internazionale Albania 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-31 Denominativo Internazionale Armenia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-32 Denominativo Internazionale Bulgaria 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-33 Denominativo Internazionale Bielorussia 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

03, 06, 09, 14, SCUDERIA

T260591_R1-34 Denominativo Internazionale Montenegro 16, 18, 24, 25,29 nov 1999 726243 11992 D/2009 17 nov 2009 726243 29 nov 2009 29 nov 2019 CONCESSO FERRARI S.P.A.05809/1999 23 lug 1999 FERRARI

26, 28, 35, 41, 42

SCUDERIA

T260661_R1 Denominativo Nazionale Kuwait 14 21 giu 2000 47042 20 feb 2005 43629 25 nov 2009 43629 25 nov 2009 20 giu 2020 CONCESSO FERRARI S.P.A.

FERRARI

Marchio SCUDERIA FERRARI in classe 14 nel Mondo a nome FERRARI S.P.A.

Primo dep.Primo dep.

NostroPrimo dep. DataPrimo dep. DataNumeroNumeroDataPriorita' NumeroPriorita' Data Titolo Tipo marchio Diritto Nazione Classi NumeroNumeroData deposito Data scadenza Stato Richiedente riferimento deposito concessione Domanda concessione concessione Domanda deposito Domanda concessione

03, 06, 09, 14, SCUDERIA

T2 6 3 6 5 4 _ R1 Denominativo Nazionale Corea Del Sud 16, 18, 24, 25,30 lug 1999 1898/99 23 nov 2000 2086 2010-334 10 giu 2010 2086 18 nov 2010 23 nov 2020 CONCESSO FERRARI S.P.A.

FERRARI

26, 28, 35, 41, 42